                                                      Registration No. 2-89972
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                  ------------------


                           POST-EFFECTIVE AMENDMENT NO. 21

                                          To
                                       FORM S-6
                                REGISTRATION STATEMENT
                                        Under
                              The Securities Act of 1933

                                  ------------------


                      NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                                (Exact Name of Trust)
                    THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
                                 (Name of Depositor)
                              720 East Wisconsin Avenue
                             Milwaukee, Wisconsin  53202
            (Complete address of depositor's principal executive offices)

       JOHN M. BREMER, Executive Vice President, General Counsel and Secretary
                    The Northwestern Mutual Life Insurance Company
                              720 East Wisconsin Avenue
                             Milwaukee, Wisconsin  53202
                   (Name and complete address of agent for service)

    It is proposed that this filing will become effective
          immediately upon filing pursuant to paragraph (b)
    -----
          on (DATE) pursuant to paragraph (b)
    -----
          60 days after filing pursuant to paragraph (a)(1)
    -----
      X   on April 30, 1999 pursuant to paragraph (a)(1)
    ----- of Rule 485
          this post-effective amendment designates a new
    ----- effective date for a previously filed post-effective amendment


                                  ------------------

                   THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

                     NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

                               CROSS-REFERENCE SHEET

     Cross reference sheet showing location in Prospectus of information required by Form N-8B-2.

     Item Number                 Heading in Prospectus
     -----------                 ---------------------

      1  . . . . . . . .      Cover Page
      2  . . . . . . . .      Cover Page; Northwestern Mutual Life
      3  . . . . . . . .      Not Applicable
      4  . . . . . . . .      Distribution of the Policies
      5  . . . . . . . .      The Account
      6  . . . . . . . .      The Account
      9  . . . . . . . .      Legal Proceedings
     10(a) . . . . . . .      Other Policy Provisions:

                              OWNER AND COLLATERAL ASSIGNMENT

     10(b) . . . . . . .      Annual Dividends
     10(c) and (d) . . .      Death Benefit, Cash Value, Policy Loans, Right to
                              Return Policy, Right to Exchange for a Fixed
                              Benefit Policy, Payment Plans
     10(e) . . . . . . .      Grace Period, Extended Term and Paid-Up Insurance,
                              Reinstatement
     10(f) . . . . . . .      Voting Rights
                              10(g) Voting Rights, Substitution of Fund  Shares
                              and Other Charges 10(h) Voting Rights,
                              Substitution of Fund Shares and Other Charges
     10(I) . . . . . . .      Premiums, Death Benefit, Annual Dividends, Other
                              Policy Provisions:

                              PAYMENT PLANS

     1 . . . . . . . . .      The Account, The Funds: NORTHWESTERN MUTUAL SERIES
                              FUND, INC. -- Small Cap Growth Stock Portfolio,
                              Aggressive Growth  Stock Portfolio, International
                              Equity Portfolio, Index 400 Stock Portfolio,
                              Growth Stock Portfolio, Growth and Income Stock
                              Portfolio, Index 500 Stock Portfolio, Balanced
                              Portfolio, High Yield Bond Portfolio, Select Bond
                              Portfolio, and Money Market Portfolio.  RUSSELL
                              INSURANCE FUNDS -- Multi-Style Equity Fund,
                              Aggressive Equity Fund, Non-U.S. Fund, Real Estate
                              Securities Fund, and Core Bond Fund
     12  . . . . . . . .      The Funds
     13  . . . . . . . .      The Funds, Deductions and Charges, Deductions from
                              Premiums for Whole Life and Extra Ordinary Life
                              Policies, Deductions for Single Premium Life
                              Policies, Charges Against the Account Assets
     14  . . . . . . . .      Requirements for Insurance
     15  . . . . . . . .      Premiums, Allocations to the Account
     16  . . . . . . . .      The Account, The Funds, Allocations to the
                              Account, Transfers Between Divisions
     17  . . . . . . . .      Same Captions as Items 10(a), (c), and (d)
     18  . . . . . . . .      The Account, Annual Dividends

     19  . . . . . . . .      Reports
     20  . . . . . . . .      Not Applicable
     21  . . . . . . . .      Policy Loans
     22  . . . . . . . .      Not Applicable
     23  . . . . . . . .      Not Applicable
     24  . . . . . . . .      Not Applicable
     25  . . . . . . . .      Not Applicable
     26  . . . . . . . .      Not Applicable
     27  . . . . . . . .      Northwestern Mutual Life
     28  . . . . . . . .      Management
     29  . . . . . . . .      Not Applicable
     30  . . . . . . . .      Not Applicable
     31  . . . . . . . .      Not Applicable
     32  . . . . . . . .      Not Applicable
     33  . . . . . . . .      Not Applicable
     34  . . . . . . . .      Not Applicable
     35  . . . . . . . .      Northwestern Mutual Life
     37  . . . . . . . .      Not Applicable
     38  . . . . . . . .      Distribution of the Policies
     39  . . . . . . . .      Distribution of the Policies
     40  . . . . . . . .      The Funds
     41  . . . . . . . .      The Funds, Distribution of the Policies
     42  . . . . . . . .      Not Applicable
     43  . . . . . . . .      Not Applicable
     44  . . . . . . . .      The Funds, Requirements for Insurance, Premiums
     45  . . . . . . . .      Not Applicable
     46  . . . . . . . .      Same Captions as Items 10(c) and (d)
     47  . . . . . . . .      Not Applicable
     48  . . . . . . . .      Not Applicable
     49  . . . . . . . .      Not Applicable
     50  . . . . . . . .      The Account
     51  . . . . . . . .      Numerous Captions
     52  . . . . . . . .      Substitution of Fund Shares and Other Changes
     53  . . . . . . . .      Charges Against the Account Assets
     54  . . . . . . . .      Not Applicable
     55  . . . . . . . .      Not Applicable

PROSPECTUS

April 30, 1999

[LOGO]
The Quiet Company-Registered Trademark-



     NORTHWESTERN MUTUAL VARIABLE LIFE

                 Whole Life

                 Extra Ordinary Life

                 Single Premium Life





                                             (PHOTO)

















Northwestern Mutual Series Fund, Inc. and
Russell Insurance Funds

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
(414) 271-1444

CONTENTS FOR THIS PROSPECTUS

                                                       Page

Prospectus. . . . . . . . . . . . . . . . . . . . . . . 1
  Northwestern Mutual Variable Life . . . . . . . . . . 1
Summary of the Policies . . . . . . . . . . . . . . . . 2
  Variable Life Insurance . . . . . . . . . . . . . . . 2
  The Account and its Divisions . . . . . . . . . . . . 2
  Deductions and Charges. . . . . . . . . . . . . . . . 2
The Northwestern Mutual Life Insurance Company,
  Northwestern Mutual Variable Life Account
  Northwestern Mutual Series Fund, Inc and
  Russell Insurance Funds.. . . . . . . . . . . . . . . 4
   Northwestern Mutual Life . . . . . . . . . . . . . . 4
   The Account. . . . . . . . . . . . . . . . . . . . . 4
  The Funds . . . . . . . . . . . . . . . . . . . . . . 4
   Northwestern Mutual Series Fund, Inc.. . . . . . . . 4
    Small Cap Growth Stock Portfolio. . . . . . . . . . 4
    Aggressive Growth Stock Portfolio . . . . . . . . . 4
    International Equity Portfolio. . . . . . . . . . . 4
    Index 400 Stock Portfolio . . . . . . . . . . . . . 5
    Growth Stock Portfolio. . . . . . . . . . . . . . . 5
    Growth and Income Stock Portfolio . . . . . . . . . 5
    Index 500 Stock Portfolio . . . . . . . . . . . . . 5
    Balanced Portfolio. . . . . . . . . . . . . . . . . 5
    High Yield Bond Portfolio . . . . . . . . . . . . . 5
    Select Bond Portfolio . . . . . . . . . . . . . . . 5
    Money Market Portfolio. . . . . . . . . . . . . . . 5
   Russell Insurance Funds. . . . . . . . . . . . . . . 5
     Multi-Style Equity Fund. . . . . . . . . . . . . . 5
     Aggressive Equity Fund . . . . . . . . . . . . . . 5
     Non-U.S. Fund. . . . . . . . . . . . . . . . . . . 5
     Real Estate Securities Fund. . . . . . . . . . . . 6
     Core Bond Fund . . . . . . . . . . . . . . . . . . 6
Detailed Information about the Policies . . . . . . . . 6
  Requirements for Insurance. . . . . . . . . . . . . . 6
  Premiums. . . . . . . . . . . . . . . . . . . . . . . 6
  Grace Period. . . . . . . . . . . . . . . . . . . . . 7
  Allocations to the Account. . . . . . . . . . . . . . 8
  Transfers Between Divisions . . . . . . . . . . . . . 8
  Deductions and Charges. . . . . . . . . . . . . . . . 8
  Deductions from Premiums for Whole
   Life and Extra Ordinary Life Policies. . . . . . . . 8
  Deductions for Single Premium
   Life Policies. . . . . . . . . . . . . . . . . . . . 9
  Charges Against the Account Assets. . . . . . . . . .10
  Guarantee of Premiums, Deductions
   and Charges. . . . . . . . . . . . . . . . . . . . .10
  Death Benefit . . . . . . . . . . . . . . . . . . . .10

                                                      Page

    Variable Insurance Amount . . . . . . . . . . . . .10
    Whole Life Policy and Single
     Premium Life Policy. . . . . . . . . . . . . . . .11
    Extra Ordinary Life Policy. . . . . . . . . . . . .12
  Cash Value. . . . . . . . . . . . . . . . . . . . . .14
  Annual Dividends. . . . . . . . . . . . . . . . . . .14
  Policy Loans. . . . . . . . . . . . . . . . . . . . .15
  Extended Term and Paid-Up Insurance . . . . . . . . .15
  Reinstatement . . . . . . . . . . . . . . . . . . . .16
Right to Exchange for a Fixed
   Benefit Policy . . . . . . . . . . . . . . . . . . .16
  Other Policy Provisions . . . . . . . . . . . . . . .16
    Owner . . . . . . . . . . . . . . . . . . . . . . .16
    Beneficiary . . . . . . . . . . . . . . . . . . . .16
    Incontestability. . . . . . . . . . . . . . . . . .16
    Suicide . . . . . . . . . . . . . . . . . . . . . .16
    Misstatement of Age or Sex. . . . . . . . . . . . .16
    Collateral Assignment . . . . . . . . . . . . . . .16
    Payment Plans . . . . . . . . . . . . . . . . . . .16
    Deferral of Determination and Payment . . . . . . .16
  Voting Rights . . . . . . . . . . . . . . . . . . . .17
  Substitution of Fund Shares
   and Other Changes. . . . . . . . . . . . . . . . . .17
  Reports . . . . . . . . . . . . . . . . . . . . . . .17
  Special Policy for Employers. . . . . . . . . . . . .17
  Distribution of the Policies. . . . . . . . . . . . .17
  Tax Treatment of Policy Benefits. . . . . . . . . . .18
Other Information . . . . . . . . . . . . . . . . . . .18
  Management. . . . . . . . . . . . . . . . . . . . . .18
  Regulation. . . . . . . . . . . . . . . . . . . . . .20
  Year 2000 Issues. . . . . . . . . . . . . . . . . . .20
  Legal Proceedings . . . . . . . . . . . . . . . . . .21
  Registration Statement. . . . . . . . . . . . . . . .21
  Experts . . . . . . . . . . . . . . . . . . . . . . .21
Financial Statements. . . . . . . . . . . . . . . . . .22
  Report of Independent Accountants
    (for the two years ended December 31, 1998) . . . .22
  Financial Statements of the Account
    (for the two years ended December 31, 1998) . . . .23
  Financial Statements of Northwestern Mutual Life
    (for the three years ended
    December 31, 1998). . . . . . . . . . . . . . . . .29
  Report of Independent Accountants
    (for the three years ended
    December 31, 1998). . . . . . . . . . . . . . . . .42
 Appendix . . . . . . . . . . . . . . . . . . . . . . .43

 P R O S P E C T U S

NORTHWESTERN MUTUAL VARIABLE LIFE

-    WHOLE LIFE
-    EXTRA ORDINARY LIFE
-    SINGLE PREMIUM LIFE


This prospectus describes three variable life insurance policies (the "Policies") issued by The Northwestern Mutual Life Insurance Company: Whole Life, Extra Ordinary Life and Single Premium Life. We have designed each Policy to provide lifetime insurance coverage on the insured named in the Policy. You may also surrender a Policy for its cash value during the lifetime of the insured. We use Northwestern Mutual Variable Life Account (the "Account") to keep the money you invest separate from our general assets. The death benefit and cash value of a Policy will vary to reflect the investment experience the Account.



You may allocate the net premiums to one or more of the sixteen divisions of the Account. The assets of each division will be invested in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectus, describe the investment objectives for all of the Portfolios and Funds.



We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the Account's investment experience, so long as you pay premiums when they are due and no Policy debt is outstanding. For an Extra Ordinary Life Policy, the death benefit will never be less than the Minimum Death Benefit stated in the Policy, so long as you pay premiums when they are due and no Policy debt is outstanding. We have designed the Extra Ordinary Life Policy for purchasers who intend to use all Policy dividends to purchase paid-up additions. For a Single Premium Life Policy, the death benefit will never be less than the face amount of the Policy, if no Policy debt is outstanding. There is no guaranteed minimum cash value for any of the three Policies.



In the early years of a Policy it is likely that the cash value will be less than the premium amounts accumulated at interest. This is because of the sales and issuance costs for a new Policy. For a Whole Life Policy or an Extra Ordinary Life Policy we make deductions for sales costs from premiums. These deductions are higher during the early Policy years. For a Single Premium Life Policy we make deductions for sales costs from the cash values of Policies surrendered during the early Policy years. Therefore you should purchase a Policy only if you intend to keep it in force for a reasonably long period.



THE POLICIES DESCRIBED IN THIS PROSPECTUS ARE NO LONGER BEING ISSUED. THE VARIABLE COMPLIFE-Registered Trademark- POLICY CURRENTLY BEING OFFERED BY NORTHWESTERN MUTUAL LIFE IS DESCRIBED IN A SEPARATE PROSPECTUS.



IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.



THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE PRIMARY PURPOSE OF THESE VARIABLE LIFE INSURANCE POLICIES IS TO PROVIDE INSURANCE PROTECTION. WE MAKE NO CLAIM THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.
--------------------------------------------------------------------------------



SUMMARY OF THE POLICIES

VARIABLE LIFE INSURANCE

Variable life insurance is similar in many ways to traditional fixed-benefit whole life insurance. There are also significant differences. For both fixed and variable insurance the owner of the policy pays level premiums for lifetime insurance coverage on the person insured. Both kinds of insurance provide a cash value payable upon surrender of the policy during the insured's lifetime. In each case the cash value during the early years is ordinarily less than the sum of the premiums paid. Various optional benefits may be added to either kind of policy (except single premium policies) at extra cost.



The distinctive feature of the variable Policies described in this prospectus is that we place the premiums, after certain deductions, in one or more divisions of Northwestern Mutual Variable Life Account. The death benefit and cash value of the Policy will increase or decrease to reflect the investment performance of the division or divisions you select. We adjust the death benefit annually on the Policy anniversary. We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, so long as you pay premiums when they are due and no Policy debt is outstanding. For an Extra Ordinary Life Policy, we guarantee that the death benefit will never be less than the Minimum Death Benefit stated in the Policy, so long as you pay premiums when they are due and no Policy debt is outstanding. We have designed the Extra Ordinary Life Policy for purchasers who intend to use all Policy dividends to purchase paid-up additions. For a Single Premium Life Policy, we guarantee that the death benefit will never be less than the face amount of the Policy, if no policy debt is outstanding. For all of the Policies, we adjust the cash value daily. There is no guaranteed minimum cash value.



THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has sixteen divisions. You determine how net premiums are to be apportioned. You may select up to six divisions at any one point in time. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds.
The eleven Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.



DEDUCTIONS AND CHARGES

FROM PREMIUMS

WHOLE LIFE POLICY AND EXTRA ORDINARY LIFE POLICY

     -    Deduction of 2% for state premium taxes

     - Sales load of not more than 30% of the basic premium for the first Policy year, 10% for each of the next three years and 7% in years thereafter

     -    Annual deduction of $35 for administrative costs

     - Deduction of $5 for each $1,000 of insurance, for issuance expenses, in first Policy year only

     - Annual deduction of 1 1/2% of the basic premium for death benefit guarantee

     - For the Extra Ordinary Life Policy only, a deduction for dividends in the approximate range of 7-17% of the gross annual premium



SINGLE PREMIUM POLICY

     -    A deduction of $150 when the Policy is issued



FROM THE ASSETS OF THE ACCOUNT

     - A daily charge at the annual rate of .50% of the Account assets for mortality and expense risks

     - A daily charge at the annual rate of .20% of the Account assets for federal income taxes



SURRENDER CHARGES

     - For the Single Premium Life Policy only, a deduction of up to 9% of the Policy's tabular cash value if the Policy is surrendered during the first ten Policy years

FROM THE MUTUAL FUNDS

     - A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .21% to 2.37% of assets on an annual basis.



The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of their average net assets of the Portfolio, based on 1998 operations. Expenses for the Portfolios and Funds which were not in operation during 1998 are estimated.




                       NORTHWESTERN MUTUAL SERIES FUND, INC.

                             INVESTMENT
                              ADVISORY   OTHER     TOTAL
PORTFOLIO                      FEE      EXPENSES  EXPENSES
---------                   ----------- --------  --------
Small Cap Growth
  Stock . . . . . . . .       .80%       .12%      .92%
Aggressive Growth
  Stock . . . . . . . .       .52%       .00%      .52%
International Equity. .       .67%       .09%      .76%
Index 400 Stock . . . .       .25%       .10%      .35%
Growth Stock. . . . . .       .45%       .01%      .46%
Growth and Income
  Stock . . . . . . . .       .57%       .01%      .58%
Index 500 Stock . . . .       .20%       .01%      .21%
Balanced. . . . . . . .       .30%       .00%      .30%
High Yield Bond . . . .       .49%       .01%      .50%
Select Bond . . . . . .       .30%       .00%      .30%
Money Market. . . . . .       .30%       .00%      .30%



                               RUSSELL INSURANCE FUNDS


                           INVESTMENT
                             ADVISORY  OTHER      TOTAL
FUND                           FEE*   EXPENSES*  EXPENSES
----                       ---------- --------   --------
Multi-Style Equity
  Fund. . . . . . . .         0.78%     0.43%     1.21%
Aggressive Equity
  Fund. . . . . . . .         0.95%     0.72%     1.67%
Non-U.S. Fund . . . .         0.95%     1.42%     2.37%
Real Estate Securities
  Fund. . . . . . . .         0.85%     0.31%     1.16%
Core Bond Fund. . . .         0.60%     0.68%     1.28%



*MULTI-STYLE EQUITY FUND Frank Russell Investment Company's (FRIC's) advisor, Frank Russell Investment Management Company (FRIMCo) has voluntarily agreed to waive a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis. FRIMCo has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders. Taking the fee waivers into account, the actual gross annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund.



AGGRESSIVE EQUITY FUND FRIMCo has voluntarily agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis. FRIMCo has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders. Taking the fee waivers into account, the actual gross annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.



NON-U.S. FUND FRIMCo has voluntarily agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis. FRIMCo has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders. Taking the fee waivers into account, the actual gross annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.



REAL ESTATE SECURITIES FUND FRIMCo has voluntarily agreed to waive a portion of its ___% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed ___5% of the Fund's average daily net assets on an annual basis. FRIMCo has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed ___% of the average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders. Operating expenses are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown. Taking the fee waivers into account, the actual gross annual total operating expenses were ___% of the average net assets of the Real Estate Securities Fund.



CORE BOND FUND FRIMCo has voluntarily agreed to waive a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed .80% of the Fund's average daily net assets on an annual basis. FRIMCo has voluntarily agreed to reimburse the Fund for all remaining expenses after fee waivers which exceed .80% of the average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders. Taking the fee waivers into account, the actual gross annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS



NORTHWESTERN MUTUAL LIFE

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fourth largest life insurance company, based on total assets in excess of $77 billion on December 31, 1998 and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual Life sells life and disability income insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual Life is 39-0509570.



"We" in this prospectus means Northwestern Mutual Life.



THE ACCOUNT

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies. However, we also use the Account for other variable life insurance policies which are described in other prospectuses. We no longer offer the three Policies described in this prospectus.



The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has sixteen divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.



THE FUNDS

NORTHWESTERN MUTUAL SERIES FUND, INC.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.



The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .67% for the International Equity Portfolio, based on 1998 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .09% for the International Equity Portfolio. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.



The investment objectives and types of investments for each of the eleven Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.



SMALL CAP GROWTH STOCK PORTFOLIO The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.



AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.



INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO The investment objective of the Index 400 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.



GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.



GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.



INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.



BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.



HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.



SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.



MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.



RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Insurance Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.



The assets of each of the Russell Insurance Funds are invested by one or more investment management organization researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.



The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at page 3. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.



MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.



AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volitility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.



NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.



REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.



CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.



--------------------------------------------------------------------------------

DETAILED INFORMATION ABOUT THE POLICIES

REQUIREMENTS FOR INSURANCE

The minimum face amount we require for a Whole Life Policy is $20,000. If the insured is below age 15 or over age 49 the minimum amount is $10,000. The insured may not be older than age 70 on the date of issue. For an Extra Ordinary Life Policy the minimum initial amount of insurance is $50,000; if the insured is over age 70, the minimum amount is $25,000. The minimum face amount of insurance we require for a Single Premium Life Policy is $5,000. For an Extra Ordinary Life Policy the insured may not be younger than age l5 on the date of issue. For the Extra Ordinary Life Policy and the Single Premium Life Policy, the insured may not be older than age 75 on the date of issue.



Before issuing a Policy, we will require satisfactory evidence of insurability. We consider non-smokers who meet preferred underwriting requirements select risks. We charge a higher premium for insureds who do not qualify as select risks. The amount of additional premium depends on the risk classification in which we place the insured. We consider nonsmokers in the second best classification standard plus risks. We consider the best class of smokers standard risks.



PREMIUMS

You must pay the first premium to put a Whole Life Policy or an Extra Ordinary Life Policy in effect. Premiums are level, fixed and payable in advance during the insured's lifetime on a monthly, quarterly, semiannual or annual basis. You may change the premium frequency. The change will be effective when we accept the premium on the new frequency. Premiums you pay more often than annually include an extra amount to compensate us for the extra processing costs and loss of interest because we receive the money later. The amount of the premium depends on the amount of insurance for which the Policy was issued and the insured's age and risk classification. The amount of the premium also reflects the sex of the insured except where state or federal law requires that premiums and other charges and values be determined without regard to sex. We send a notice to the owner of a Policy not less than two weeks before each premium is due. If you select the monthly premium frequency, we may require that you make premium payments by preauthorized check.



The following table for Whole Life Policies shows representative premiums for male select, standard plus, and standard risks for various face amounts of insurance.


                                                           % EXCESS OF 12
                                                          MONTHLY PREMIUMS
   AGE AT        FACE        ANNUAL        MONTHLY           OVER ANNUAL
    ISSUE       AMOUNT       PREMIUM       PREMIUM             PREMIUM
--------------------------------------------------------------------------
                                     SELECT
     15        $  50,000      $  382.50       $ 33.60           5.4%
     35          100,000       1,536.00        135.10           5.5%
     55          100,000       3,766.00        331.10           5.5%
                                  STANDARD PLUS
     15           50,000         406.00         35.60           5.2%
     35          100,000       1,683.00        148.10           5.6%
     55          100,000       4,125.00        363.10           5.6%
                                    STANDARD
     15           50,000         491.50         43.10           5.2%
     35          100,000       1,912.00        168.10           5.5%
     55          100,000       4,587.00        404.10           5.7%



The following table for Extra Ordinary Life Policies shows representative annual premiums for male select and standard risks for various amounts of insurance. The amounts of insurance shown in the table are the total amounts in effect when the Extra Ordinary Life Policy is issued, including both the Minimum Death Benefit which we guarantee for the lifetime of the insured and the Extra Life Protection which we guarantee for a shorter period. See "Death Benefit", p. 10, and "Extra Ordinary Life Policy", p. 12.



                                                            % EXCESS OF 12
                                                           MONTHLY PREMIUMS
   AGE AT        FACE          ANNUAL       MONTHLY          OVER ANNUAL
   ISSUE        AMOUNT         PREMIUM      PREMIUM            PREMIUM
---------------------------------------------------------------------------
                                     SELECT
     15          $  50,000     $  261.50     $  23.10            6.0%
     35            100,000      1,014.00        89.10            5.4%
     55            100,000      2,612.00       230.10            5.7%
                                  STANDARD PLUS
     15             50,000        285.00        25.10            5.7%
     35            100,000      1,161.00       102.10            5.5%
     55            100,000      2,971.00       261.10            5.5%
                                    STANDARD
     15             50,000        357.50        31.60            6.1%
     35            100,000      1,377.00       121.10            5.5%
     55            100,000      3,425.00       301.10            5.5%




For a Single Premium Life Policy you may choose either a face amount of insurance or the amount which a given amount of premium will provide. The Single Premium Life Policy is available only for applicants who meet select or standard plus underwriting criteria as we determine. The premiums for these Policies are the same for both select and standard plus risks, but we expect that the dividends will be lower for Policies issued to insureds in the standard plus classification.



The following table for Single Premium Life Policies shows representative gross single premiums for male select and standard plus risks for various face amounts of Insurance:




                      FACE
     AGE AT         AMOUNT OF      GROSS SINGLE
      ISSUE         INSURANCE         PREMIUM
     ------         ---------      ------------
       15           $10,000        $  1,498.40
       35            25,000           6,443.25
       55            50,000          23,502.00



GRACE PERIOD

For the Whole Life and Extra Ordinary Life Policies there is a grace period of 31 days for any premium that is not paid when due. The Policy remains in force during this period. If you do not pay the premium within the grace period the Policy will terminate as of the date when the premium was due and will no longer be in force, unless it is continued as extended term or paid-up insurance. See "Extended Term and Paid-Up Insurance", p. 15. If you surrender a Policy, we will pay its cash value. See "Cash Value", p. 14. If the insured dies during the grace period we will deduct any overdue premium from the proceeds of the Policy. If the insured dies after payment of the premium for the period which includes the date of death, we will refund the portion of the premium for the remainder of that period as part of the Policy proceeds.



ALLOCATIONS TO THE ACCOUNT

We place the net annual premium for a Whole Life Policy or an Extra Ordinary Life Policy in the Account on the Policy date and on the Policy anniversary each year. The net annual premium is the annual premium less the deductions described below.



You determine how the net annual premium for a Whole Life or an Extra Ordinary Life Policy is apportioned among the divisions of the Account. If you direct any portion of a premium to a division, the division must receive at least 10% of that premium. You may change the apportionment for future premiums by written request at any time, but the change will be effective only when we place the net annual premium in the Account on the next Policy anniversary, even if you are paying premiums on an other than annual basis.



For a Single Premium Policy we place the entire single premium, less an administrative charge of $150, in the Account on the Policy date and we apportion the amount among the divisions of the Account as you determine.



You may apportion the Account assets supporting your Policy among as many as six divisions of the Account at any time.



TRANSFERS BETWEEN DIVISIONS

You may transfer accumulated amounts from one division of the Account to another as often as four times in a Policy year. Transfers are effective on the date we receive a written request at our Home Office. We reserve the right to charge a fee to cover administrative costs of transfers. We presently charge no fee.



DEDUCTIONS AND CHARGES

The net premiums we place in the Account for Whole Life, Extra Ordinary Life and Single Premium Life Policies are the gross premiums after the deductions described in the next two sections below. The net premiums for Whole Life and Extra Ordinary Life Policies exclude any extra premium we charge for insureds who do not qualify as select risks and the extra premium for any optional benefits. We make a charge for mortality and expense risks against the assets of the Account. There is also a charge for taxes. See "Charges Against the Account Assets", p. 10. In addition, the mutual funds in which the Account assets are invested pay an investment advisory fee and certain other expenses. Mutual fund expenses are briefly described above on page 3, and in more detail in the attached prospectuses for the mutual funds.



DEDUCTIONS FROM PREMIUMS FOR WHOLE LIFE AND EXTRA ORDINARY LIFE POLICIES

The deductions described in this section are for Whole Life and Extra Ordinary Life Policies only. The deductions for Single Premium Life Policies are described under the next caption below.



For the first Policy year there is a one-time deduction of not more than $5 for each $1,000 of insurance, based on the face amount for Whole Life or the Minimum Death Benefit stated in the Policy for Extra Ordinary Life. This is for the costs of processing applications, medical examinations, determining insurability and establishing records.



There is an annual deduction of $35 for administrative costs to maintain the Policy. Expenses include costs of premium billing and collection, processing claims, keeping records and communicating with Policyowners.



There is a deduction each year for sales costs. This amount may be considered a "sales load". The deduction will be not more than 30% of the basic premium (as defined below) for the first Policy year, not more than 10% for each of the next three years and not more than 7% each year thereafter. The basic premium for a Policy is the gross premium which would be payable if you paid the premium annually, less the annual deduction of $35 for administrative costs. The basic premium is based on the cost of insurance for insureds who qualify as select risks and does not include any extra premium amounts for insureds whom we place in other risk classifications. The basic premium does not include the extra premium for any optional benefits. For an Extra Ordinary Life Policy, the basic premium does not include any extra premium for the Extra Life Protection; the amount of term insurance included in the Extra Life Protection affects the dividends payable on the Extra Ordinary Life Policies.



The amount of the deduction for sales costs for any Policy year is not specifically related to sales costs we incur for that year. We expect to recover our total sales expenses from the amounts we deduct for sales costs over the period while the Policies are in force. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the charge against the assets of the Account for the mortality and expense risks we assume. See "Charges Against the Account Assets", p. 10. To the extent that the amounts deducted for sales costs exceed the amounts needed, we will realize a gain.



We make a deduction equal to 2% of each basic premium for state premium taxes. Premium taxes vary from state to state and currently range from .5% to 3.5% of life insurance premiums. The 2% rate is an average. The tax rate for a particular state may be lower, higher or equal to the 2% deduction.



We guarantee that the death benefit for a Whole Life Policy will never be less than the face amount of the Policy, regardless of the investment experience of the Account. For an Extra Ordinary Life Policy, we guarantee that the death benefit will never be less than the Minimum Death Benefit stated in the Policy. For both Policies, there is a deduction of 1-1/2% from each basic premium to compensate us for the risk that the insured may die at a point in time when the death benefit that would ordinarily be paid is less than this guaranteed minimum amount.



For an Extra Ordinary Life Policy there is a deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy, and we expect it to be in the range of approximately 7-17% of the gross annual premium.



The following tables illustrate the amount of net annual premium, for select and standard risks, to be placed in the Account at the beginning of each Policy year after the deductions described above:



                    WHOLE LIFE
                              MALE AGE 35 - SELECT RISK
                                   ANNUAL PREMIUM
                              -------------------------
 BEGINNING OF
  POLICY YEAR             $500      $1,000     $5,000
 ------------           ------     -------   ---------
1. . . . . . . . . . .  $154.28    $320.16   $1,647.28
2 through 4. . . . . .   402.11     834.48    4,293.51
5 and later. . . . . .   416.05     863.41    4,442.36



                              MALE AGE 35 - STANDARD RISK
                                   ANNUAL PREMIUM
                              ---------------------------
 BEGINNING OF
  POLICY YEAR             $500      $1,000     $5,000
 ------------            -------   -------   ---------
1. . . . . . . . . . .   $123.37   $256.03   $1,317.30
2 through 4. . . . . .    321.57    667.33    3,433.44
5 and later. . . . . .    332.71    690.46    3,552.48



                    EXTRA ORDINARY LIFE
                              MALE AGE 35 - SELECT RISK
                                   ANNUAL PREMIUM
BEGINNING OF
 POLICY YEAR              $500      $1,000     $5,000
-------------            -------   -------   ---------
1. . . . . . . . . . .   $134.23   $278.56   $1,433.21
2 through 4. . . . . .    369.62    767.07    3,946.64
5 and later. . . . . .    383.58    796.05    4,095.74



                              MALE AGE 35 - STANDARD RISK
                                   ANNUAL PREMIUM
BEGINNING OF
 POLICY YEAR              $500      $1,000     $5,000
-------------            -------   -------   ---------
1. . . . . . . . . . .   $ 97.92   $203.21   $1,045.54
2 through 4. . . . . .    269.65    559.59    2,879.11
5 and later. . . . . .    279.83    580.73    2,987.88



DEDUCTIONS FOR SINGLE PREMIUM LIFE POLICIES

For a Single Premium Life Policy the only deduction from the single premium is an administrative charge of $150.00. The administrative costs for issuing and maintaining a Single Premium Life Policy are similar to those we incur with a Whole Life Policy or an Extra Ordinary Life Policy, except for the costs of premium billing and collection. See "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies", p. 8. We place the entire premium for a Single Premium Life Policy, after this deduction of $150, in the Account when we issue the Policy without any of the other deductions which apply to premiums for Whole Life and Extra Ordinary Life Policies. There is no annual fee for a Single Premium Life Policy.



For a Single Premium Life Policy during the first ten Policy years, the cash value payable on surrender of the Policy is reduced by a deduction for sales costs. The deduction during the first Policy year is not more than 9% of the Policy's tabular cash value. See "Cash Value", p. 14. The deduction decreases over time until it is eliminated at the end of the tenth Policy year. We intend the deduction to recover the costs we incur in distributing Single Premium Life Policies which are surrendered in their early years. The deduction will never be more than 9% of the single premium paid for the Policy, excluding the administrative charge of $150.00.



The following table illustrates the schedule for the decreasing deduction for sales costs for a policy surrendered at the end of each of the first ten Policy years. The illustration is for a Single Premium Life Policy, male age 35. The schedule varies slightly by age and sex and amount of insurance.


POLICY YEAR END WHEN          DEDUCTION AS % OF
POLICY IS SURRENDERED         TABULAR CASH VALUE
---------------------         ------------------
 1  . . . . . . . . . . . . . 7.9%
 2  . . . . . . . . . . . . . 7.1
 3  . . . . . . . . . . . . . 6.3
 4  . . . . . . . . . . . . . 5.4
 5  . . . . . . . . . . . . . 4.6
 6  . . . . . . . . . . . . . 3.7
 7  . . . . . . . . . . . . . 2.8
 8  . . . . . . . . . . . . . 1.9
 9  . . . . . . . . . . . . . 0.9
10 and subsequent years . . .  0



Since the maximum Policy loan limit for a Single Premium Life Policy is based on the cash value payable on surrender, the amount you may borrow during the first ten years is reduced to reflect the deduction for sales costs which we would make if you surrendered the Policy on the date of the Policy loan. See "Policy Loans", p. 15.



CHARGES AGAINST THE ACCOUNT ASSETS

There is a daily charge to the Account for the mortality and expense risks we assume. The charge is at the annual rate of .50% of the assets of the Account. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the costs we estimated. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies. The actual mortality and expense experience under the Policies will be the basis for determining dividends. See "Annual Dividends", p. 14.



The Policies provide that we may make a charge for taxes against the assets of the Account. Currently, we are making a daily charge for federal income taxes we incur at the annual rate of .20% of the assets of the Account. We may increase, decrease or eliminate the charge for taxes in the future. In no event will the charge for taxes exceed that portion of our actual tax expenses which is fairly allocable to the Policies.



GUARANTEE OF PREMIUMS, DEDUCTIONS AND CHARGES

We guarantee and may not increase the premiums, the amounts we deduct from premiums and the charge for mortality and expense risks. These amounts will not increase regardless of future changes in longevity or increases in expenses. The Extra Ordinary Life Policy provides an opportunity to pay an additional amount of premium after the guaranteed period for the Extra Life Protection has expired if the Total Death Benefit would otherwise fall below the initial amount of insurance. See "Extra Ordinary Life Policy", p. 12.



DEATH BENEFIT

The death benefit for a variable life insurance policy is, in part, a guaranteed amount which will not be reduced during the lifetime of the insured so long as you pay premiums when they are due and no policy debt is outstanding. The remainder of the death benefit is the variable insurance amount which fluctuates in response to actual investment results and is not guaranteed. The amount of any paid-up additions which you have purchased with dividends is also included in the total death benefit and, in addition, the Extra Ordinary Life Policy provides some term insurance during the early Policy years. The relationships among the guaranteed and variable amounts and any paid-up additions and term insurance depend on the design of the particular Policy. See "Whole Life Policy and Single Premium Life Policy", p. 11, and "Extra Ordinary Life Policy", p. 12.



VARIABLE INSURANCE AMOUNT. The variable insurance amount reflects, on a cumulative basis, the investment experience of the Account divisions in which the Policy has participated. We adjust the variable insurance amount annually on each Policy anniversary. For the first Policy year the variable insurance amount is zero. For any subsequent year it may be either positive or negative. If the variable insurance amount is positive, subsequent good investment results will produce a larger variable insurance amount and therefore an increase in the death benefit. If the variable insurance amount is negative, subsequent good investment results will first have to offset the negative amount before the death benefit will increase.



In setting the premium rates for each Policy we have assumed that investment results will cause the Account assets supporting the Policy to grow at a net annual rate of 4%. If the assets grow at a net rate of exactly 4% for a Policy year, the variable insurance amount will neither increase nor decrease on the following anniversary. If the net rate of growth exceeds 4%, the variable insurance amount will increase. If it is less than 4%, the variable insurance amount will decrease.



The method for calculating the changes in the death benefit is described in the Policy. The Policy includes a table of net single premiums used to convert the investment results for a Policy into increases or decreases in the variable insurance amount. The insurance rates in the table depend on the sex and the attained age of the insured for each Policy year. For a Whole Life Policy, the changes in the death benefit will be smaller for a Policy issued with a higher premium for extra mortality risk. The net single premium for a particular variable insurance amount is the price for that amount of paid-up whole life insurance based on the insured's age at the Policy anniversary.

Because the variable insurance amount is adjusted only on the Policy anniversary, we bear the risk that the insured may die before the next anniversary after an interim period of adverse investment experience. If investment experience during the interim period is favorable, you will forego the benefit and we will realize a gain, unless the insured survives to the next Policy anniversary. However, if at the date of death of the insured the value of the Policy, considered as a net single premium, would buy more death benefit than the amount otherwise determined under the Policy, we will pay this increased death benefit.



The cost of life insurance increases with the advancing age of the insured, and therefore a larger dollar amount of investment earnings is required to produce the same increase in the death benefit in the later Policy years. In general, however, the effect of investment results on the death benefit will tend to be greater in the later Policy years because the amount of assets invested for the Policy will tend to increase as the Policy remains in force.



The cost of providing insurance protection under a Policy is reflected in the cash value of the Policy. See "Cash Value", p. 14. The cost is actuarially computed for each Policy each year, based on the insured's attained age, the l980 Commissioners Standard Ordinary Mortality Table and the net insurance amount at risk under the Policy. The net insurance amount at risk is the total death benefit for the Policy minus the cash value plus any Policy debt. The cost of insurance differs each year because the probability of death increases as the insured advances in age and the net insurance amount at risk decreases or increases from year to year depending on investment experience. The cost assumes that all insureds are in the select underwriting risk classification. The differences in the mortality rates of the various underwriting classifications are reflected in the different premiums (or different dividend scales) for those underwriting classifications. The cost of insurance is based on the mortality table identified above and we guarantee it for the life of a Policy regardless of any future changes in mortality experience.



WHOLE LIFE POLICY AND SINGLE PREMIUM LIFE POLICY. For a Whole Life Policy or a Single Premium Life Policy the death benefit is the face amount of the Policy plus any positive variable insurance amount in force. We adjust the death benefit on each Policy anniversary when we determine the variable insurance amount for the following year. The total death benefit also includes the amount of insurance provided by any paid-up additions which you have purchased with dividends and is reduced by the amount of any Policy debt outstanding. The death benefit for a Whole Life Policy will not be less than the face amount so long as you pay premiums when they are due and no Policy debt is outstanding. For a Single Premium Life Policy the death benefit will not be less than the face amount so long as no Policy debt is outstanding.



Paid-up additions you have purchased with dividends are not counted for purposes of the guarantee that the death benefit of a Whole Life Policy or a Single Premium Life Policy will never be less than the face amount of the Policy. If the variable insurance amount is negative, the total death benefit will be the guaranteed face amount plus the amount of insurance provided by any paid-up additions less any Policy debt. Paid-up additions are amounts of permanent insurance, paid for with dividends and added to a basic life insurance policy, for which the premium for the entire lifetime of the insured has been paid. Paid-up additions have cash surrender value and loan value.



The following example shows how the death benefit for a Whole Life Policy could vary based on investment results. Using the Policy illustrated on page 44 and assuming the 12% hypothetical gross investment earnings rate on assets of the selected Portfolio of the Fund (equivalent to a net rate of 10.86% for the Account division), and the dividend scale as illustrated, the death benefit shown at the end of Policy year 5 would change as follows:




                            GUARANTEED       VARIABLE                    TOTAL
                               FACE         INSURANCE      PAID-UP       DEATH
                              AMOUNT    +     AMOUNT   +  ADDITIONS  =  BENEFIT
                            ----------      ---------     ---------     -------
 End of Policy Year 5  .       $30,979         $1,075          $637      $32,691
 Change  . . . . . . . .             0           +508          +216         +724
                            ----------      ---------     ---------     -------
 End of Policy Year 6  .       $30,979         $1,583          $853      $33,415



If instead the gross earnings rate during the sixth Policy year had been 0% (equivalent to a net rate of -1.14%) the death benefit at the end of Policy Year 5 would change as follows:


                            GUARANTEED      VARIABLE                     TOTAL
                               FACE        INSURANCE       PAID-UP       DEATH
                              AMOUNT     +   AMOUNT   +   ADDITIONS  =  BENEFIT
                            ----------     ---------      ---------     -------
 End of Policy Year 5  .       $30,979        $1,075            $637     $32,691
 Change  . . . . . . . .             0          -381            +142        -239
                            ----------     ---------      ---------     -------
 End of Policy Year 6  .       $30,979          $694            $779     $32,452



The following example shows how the death benefit for a Single Premium Life Policy could vary based on investment results. Using the Policy illustrated on page 48 and assuming the 12% hypothetical gross annual investment earnings rate on assets of the selected Portfolio of the Fund (equivalent to a net rate of 10.86% for the Account division), and the dividend scale as illustrated, the death benefit shown at the end of Policy year 5 would change as follows:




                            GUARANTEED      VARIABLE                    TOTAL
                               FACE        INSURANCE      PAID-UP       DEATH
                              AMOUNT   +     AMOUNT   +  ADDITIONS =   BENEFIT
                            ----------     ---------     ---------     -------
 End of Policy Year 5  .      $25,000         $9,440          $433      $34,873
 Change  . . . . . . . .            0         +2,280          +154       +2,434
                            ----------     ---------     ---------     -------
 End of Policy Year 6  .      $25,000        $11,720          $587      $37,307



If instead the gross earnings rate during the sixth Policy year had been 0% (equivalent to a net rate of -1.15%) the death benefit at the end of Policy Year 5 would change as follows:



                            GUARANTEED       VARIABLE                    TOTAL
                               FACE         INSURANCE      PAID-UP       DEATH
                              AMOUNT     +    AMOUNT   +  ADDITIONS =   BENEFIT
                            ----------     ---------     ---------     -------
 End of Policy Year 5  .      $25,000         $9,440          $433      $34,873
 Change  . . . . . . . .            0         -1,708          +104       -1,604
                            ----------     ---------     ---------     -------
 End of Policy Year 6  .      $25,000         $7,732          $537      $33,269



EXTRA ORDINARY LIFE POLICY. The Total Death Benefit for an Extra Ordinary Life Policy is the sum of the Minimum Death Benefit plus the amount of Extra Life Protection in force. The Minimum Death Benefit is 60% of the total amount of insurance for which the Policy is issued. We guarantee the Minimum Death Benefit for the lifetime of the insured so long as you pay premiums when they are due and no Policy debt is outstanding. The amount of Extra Life Protection is initially 40% of the total amount of insurance. It may increase but it will not decrease during the guaranteed period, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value.



Extra Life Protection consists of one year term insurance, positive variable insurance amount and paid-up additions which have been purchased with dividends. Term insurance is life insurance which pays a death benefit only if the insured dies during the term for which the insurance has been purchased. Term insurance is ordinarily purchased on an annual basis at a cost which rises with the increasing age of the insured. It has no cash surrender value or loan value. The variable insurance amount and paid-up additions have been described; see "Variable Insurance Amount", p. 10 and "Whole Life Policy and Single Premium Life Policy", p. 11.



Initially the entire amount of Extra Life Protection is one year term insurance. As the Policy remains in force one year term insurance is reduced by any positive variable insurance amount and paid-up additions, so that the term insurance is reduced to the amount that will maintain the Total Death Benefit at the amount for which the Policy was issued. The term insurance is eliminated at any time when the sum of positive variable insurance amount plus the paid-up additions equals or exceeds the initial amount of Extra Life Protection.



We guarantee that the amount of Extra Life Protection will not be reduced during the guaranteed period, regardless of the Account's investment experience or the amount of any dividends paid on the Policy, so long as you pay premiums when they are due, no Policy debt is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value. The length of the guaranteed period depends on the age of the insured when we issued the Policy, and ranges from 37 years at age 15 to 7 years at age 75. At age 35 the guaranteed period is 27 years.

For an insured age 40 or younger, the sum of positive variable insurance amount plus paid-up additions will exceed the initial amount of Extra Life Protection at or before the end of the guaranteed period if the mutual fund assets which support the Policy produce a gross investment rate of return of 8% or better and dividends are at least equal to those we are paying on the current dividend scale. However, neither the actual investment results nor the dividends to be paid on the Policy are guaranteed.



After the guaranteed period expires, if the sum of positive variable insurance amount plus the paid-up additions is less than the initial amount of Extra Life Protection on any Policy anniversary, we may reduce the amount of term insurance for the Policy year. We will given you notice of the reduction and you will have an opportunity to pay an additional amount of premium in order to keep the initial amount of insurance in force. The maximum premium rate is set forth in the Policy. Your right to continue to purchase term insurance on this basis will terminate as of the first Policy anniversary when you fail to pay the additional premium when due.



The following example shows how the components of the Total Death Benefit for an Extra Ordinary Life Policy could vary based on investment results. Using the Policy illustrated on page 47 and the assumed 12% hypothetical gross annual investment earnings rate on assets of the selected Portfolio or Fund (equivalent to a net rate of 10.86% for the Account division), and the dividend scale as illustrated, the amounts shown at the end of Policy year 5 would change as follows:




                                                                      EXTRA LIFE PROTECTION
                                                        --------------------------------------------------

                                     MINIMUM                                 VARIABLE                                   TOTAL
                                      DEATH               TERM               INSURANCE            PAID-UP               DEATH
                                     BENEFIT      +     INSURANCE      +      AMOUNT       +     ADDITIONS      =      BENEFIT
                                     -------            ---------            ---------           ---------            ---------
 End of Policy Year 5  . . .         $60,000            $36,318               $2,044              $1,638              $100,000
 Change  . . . . . . . . . .               0             -1,568                 +975                +593                     0
                                     -------            ---------            ---------           ---------            ---------
 End of Policy Year 6  . . .         $60,000            $34,750               $3,019              $2,231              $100,000



If instead the gross annual earnings rate during the sixth Policy year had been 0% (equivalent to a net rate of -1.14%) the amounts at the end of Policy year 5 would change as follows:



                                                                        EXTRA LIFE PROTECTION
                                                         ---------------------------------------------------
                                     MINIMUM                                  VARIABLE                                    TOTAL
                                      DEATH                TERM              INSURANCE              PAID-UP               DEATH
                                     BENEFIT      +      INSURANCE     +       AMOUNT       +      ADDITIONS      =      BENEFIT
                                     -------             ---------           ---------             ---------           ---------
 End of Policy Year 5  . . .         $60,000              $36,318             $2,044                $1,638             $100,000
 Change  . . . . . . . . . .               0                 +327               -731                  +404                    0
                                     -------             ---------           ---------             ---------           ---------
 End of Policy Year 6  . . .         $60,000              $36,645             $1,313                $2,042             $100,000



Note that the Total Death Benefit is not affected by either investment results or the amount of dividends paid, because the Policy is within the guaranteed period of Extra Life Protection. But the components of Extra Life Protection are affected by both factors. Good investment results and increases in dividends increase the likelihood that the Total Death Benefit will begin to rise before the guaranteed period of Extra Life Protection expires. Adverse investment results or decreases in dividends could cause the Total Death Benefit to fall below the amount of insurance which was initially in force, after the guaranteed period of Extra Life Protection expires, but it cannot fall below the Minimum Death Benefit so long as you pay premiums when they are due and no Policy debt is outstanding.



We have designed the Extra Ordinary Life Policy for a purchaser who intends to use all dividends to purchase paid-up additions. If you use dividends for any other purpose, or if any paid-up additions are surrendered for their cash value, the term insurance in force will immediately terminate, any remaining guaranteed period of Extra Life Protection will terminate and your right to purchase term insurance will terminate. The amount of Extra Life Protection thereafter will be the sum of positive variable insurance amount plus any paid-up additions which remain in force.



The following example (using the Policy illustrated on page 46, like the examples above) shows how the Total Death Benefit would be reduced from $100,000 to $63,682, by the elimination of $36,318 of term insurance, if dividends are used during Policy Year 6 to reduce the premium. The premium of $1,014 would be reduced by the dividend of $126.34, based on the dividend scale as illustrated, to a net premium of $887.66. The Total Death Benefit during Policy Year 6 would then be as follows:



Minimum Death Benefit. . . . $60,000

Variable Insurance Amount. .  +2,044
Variable Paid-Up Additions .  +1,638
Term Insurance . . . . . . .       0
                             -------
Total Death Benefit . . . . .$63,682
                             -------
                             -------

CASH VALUE

The cash value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will change daily in response to investment results. No minimum cash value is guaranteed. Calculation of the cash value for any date requires three steps. First, we note the amount shown for the preceding anniversary in the table of cash values at the front of the Policy and we adjust it for the time elapsed since the last Policy anniversary. The tabular cash values are based on the assumed net investment rate of 4%, the 1980 Commissioners Standard Ordinary Mortality Table and the deductions from the premiums. See "Deductions from Premiums for Whole Life and Extra Ordinary Life Policies", p. 8. For the Single Premium Life Policy the calculation begins with the adjusted tabular cash value, which reflects the deduction for sales costs if the Policy is surrendered during the first ten years. See "Deductions for Single Premium Life Policies", p. 9. Second, we add the net single premium for the variable insurance amount to the tabular cash value. See the discussion of net single premiums under "Variable Insurance Amount", p. 10. If the variable insurance amount is negative, the net single premium is a negative amount. A table of net single premiums for the insured at each Policy anniversary is in the Policy. Third, we adjust the algebraic sum of the tabular cash value and the net single premium for the variable insurance amount to reflect investment results from the last Policy anniversary to the date for which the calculation is being made. The cash value is increased by the value of any paid-up additions which have been purchased with dividends.



If a portion of the premium for the current Policy year has not been paid, the cash value of a Whole Life Policy or an Extra Ordinary Life Policy will be reduced. There is not likely to be any cash value for a Whole Life Policy or an Extra Ordinary Life Policy during the early part of the first year because of the first year deductions.



The cash value for the Whole Life Policy, the Extra Ordinary Life Policy and the Single Premium Life Policy will be reduced by the amount of any Policy debt outstanding.



We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.



You may surrender a Policy for the cash value at any time during the lifetime of the insured. Alternatively, you may use the cash value of a Whole Life Policy or an Extra Ordinary Life Policy to provide extended term insurance or a reduced amount of fixed or variable paid-up insurance. See "Extended Term and Paid-Up Insurance", p. 15.



The Policies do not include any provision for a partial surrender. By administrative practice we will permit you to split a Policy into two Policies and surrender one of them, so long as the new Policy meets the regular minimum size requirements. The Policy which continues in force will be based on the age and risk classification of the insured at the time of issuance of the original Policy.



ANNUAL DIVIDENDS

The Policies share in divisible surplus to the extent we determine annually. We will distribute a Policy's share annually as a dividend payable on each Policy anniversary beginning at the end of the second year. For Single Premium Life Policies, and some other Policies, the first distribution will be at the end of the first year. We will not pay a dividend on a Whole Life Policy or an Extra Ordinary Life Policy which is in force as extended term insurance.



Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the policy's issue. Thus participating policies generally have gross premiums which are higher than those for comparable non-participating policies. Both federal and state tax law recognize that a dividend is considered to be a refund of a portion of the premium paid.



Dividend illustrations published at the time a life insurance policy is issued reflect the actual recent experience of the issuing company with respect to investment earnings, mortality and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends be paid out of surplus, after certain necessary amounts are set aside, and that such surplus be apportioned equitably among participating policies. In summary, dividends must be based on actual experience and cannot be guaranteed at issue of a policy.



Our actuary annually examines current and recent experience and compares these actual results with those which were assumed in determining premium rates when each class of policies was issued. We determine classes by such factors as year of issue, age, plan of insurance and risk classification. The actuary then determines the amount of dividends to be equitably apportioned to each class of policies. Following the actuary's recommendations, our

Trustees adopt a dividend scale each year, thereby authorizing the distribution of the dividend.



We have no significant actual mortality experience with variable life insurance policies. For purposes of the current dividend scale used for the illustrations in this prospectus, we have assumed that mortality experience in connection with the Policies will be comparable to that actually experienced with fixed benefit life insurance.



The prospectus illustrations show dividends being used to purchase variable paid-up additions. We will also pay dividends in cash, or you may use them to pay premiums or leave them to accumulate with interest; but unless you use all dividends we pay on an Extra Ordinary Life Policy to purchase paid-up additions, the term insurance portion of the Extra Life Protection will be terminated. See "Extra Ordinary Life Policy", p. 12. We hold dividends you leave to accumulate with interest in our general account and we will credit them with a rate of interest we determine annually. The interest rate will not be less than an annual effective rate of 3-l/2%. If a Whole Life Policy or an Extra Ordinary Life Policy is in force as reduced fixed benefit paid-up insurance, dividends to purchase fixed benefit paid-up additions. See "Extended Term and Paid-Up Insurance", p. 15.



POLICY LOANS

You may borrow up to 90% of a Policy's cash value using the Policy as security. The limit is 75% of the cash value during the first two Policy years. If a Policy loan is already outstanding, we determine the maximum amount for any new loan by applying these percentage limitations to the amount of cash value which the Policy would have if there were no loan. You may take loan proceeds in cash or, for the Whole Life and Extra Ordinary Life Policies, you may use them to pay premiums on the Policy.



Interest on a Policy loan accrues and is payable on a daily basis. We add unpaid interest to the amount of the loan. If the amount of the loan equals or exceeds the Policy's cash value, the Policy will terminate. We will send you a notice at least 31 days before the termination date. The notice will show how much you must repay to keep the Policy in force.



You select the Policy loan interest rate. A specified annual effective rate of 8% is one choice. The other choice is a variable rate based on a corporate bond yield index. We will adjust the variable rate annually. It will not be less than 5%.



We will take the amount of a Policy loan, including interest as it accrues, from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit those amounts on a daily basis with an annual earnings rate equal to the Policy loan interest rate less a charge for the mortality and expense risks we have assumed and for expenses, including taxes. The aggregate charge is currently at the annual rate of .85% for the 8% specified Policy loan interest rate and .85% for the variable Policy loan interest rate. For example, the earnings rate corresponding to the specified 8% Policy loan interest rate is currently 7.15%. A Policy loan, even if you repay it, will have a permanent effect on the Policy's variable insurance amount and cash value because the amounts you have borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.



For example, using the Policy illustrated on page 46 and the 6% hypothetical gross rate for the Account (equivalent to a net rate of 4.86%), and assuming a Policy loan of $3,181 (90% of the cash value) at the end of Policy year 5, with the 8% Policy loan interest rate (corresponding to a net earnings rate of 7.15%), the loan will affect the variable insurance amount and cash value (before subtracting the loan amount and interest) at the end of the next three Policy years as follows:



                   VARIABLE
                   INSURANCE
                    AMOUNT            CASH VALUE
               ----------------    ------------------
  END OF       WITHOUT    WITH     WITHOUT    WITH
POLICY YEAR     LOAN      LOAN      LOAN      LOAN
-----------    -------   ------    ------    ------
5. . . . .     $239     $  239     $3,537    $3,537
6. . . . .     $346     $  559     $4,520    $4,594
7. . . . .     $472     $  893     $5,558    $5,710
8. . . . .     $616     $1,240     $6,656    $6,891




The difference results from the fact that the earnings rate for the amount of the loan is 7.15% rather than the net rate of 4.86% for the Account.



You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the amounts in the divisions, as of the same date.



EXTENDED TERM AND PAID-UP INSURANCE

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is not paid within the 31-day grace period (see "Grace Period", p. 7), you may use the cash value to provide a reduced amount of either fixed or variable benefit paid-up insurance. If you choose neither of these options, and do not surrender the Policy, the insurance will remain in force as extended term insurance.

If you use the cash value to provide a reduced amount of fixed benefit paid-up insurance or for extended term insurance we will transfer the amount of the cash value from the Account to our general account. Thereafter the Policy will not participate in the Account's investment results unless the Policy is subsequently reinstated. See "Reinstatement", below. You may select variable benefit paid-up insurance only if the Policy meets a $1,000 cash value minimum test.



You must select paid-up insurance within three months after the due date of the first unpaid premium. We determine the amount of paid-up insurance by the amount of cash value and the age and sex of the insured, using the table of net single premiums at the attained age. Fixed benefit paid-up insurance has guaranteed cash and loan values. Paid-up insurance remains in force for the lifetime of the insured unless the Policy is surrendered.



If the Policy remains in force as extended term insurance the amount of insurance will equal the Total Death Benefit prior to the date the premium was due. The amount of cash value and the age and sex of the insured will determine how long the insurance continues. We will, upon your request, tell you the amount of insurance and how long the term will be. Extended term insurance is not available if the Policy was issued with a higher premium for extra mortality risk. Extended term insurance has a cash value but no loan value.



Using the Policy illustrated on pages 45 and 47 and assuming the 0% and 12% hypothetical gross rates for the Account, the cash value of $3,026 or $4,118 at the end of Policy year 5 would provide the following amounts of reduced paid-up insurance or $100,000 of extended term insurance for the following periods:




                                   0%             12%
                              ----------      ---------
Reduced Paid-up                  $10,206         $13,888
Insurance. . . . . . . . . . .
Extended Term Insurance. . . . 6 Years and   9 Years and
                                 360 Days       52 Days



REINSTATEMENT

If a premium for a Whole Life Policy or an Extra Ordinary Life Policy is due and remains unpaid after the grace period expires, the Policy may be reinstated within five years after the premium due date. The insured must provide satisfactory evidence of insurability. We may require substantial payment. The Policy may not be reinstated if you have surrendered it for its cash value.



RIGHT TO EXCHANGE FOR A FIXED BENEFIT POLICY

You may exchange a Policy for a fixed benefit policy if either of the mutual funds changes its investment adviser or if there is a material change in the investment policies of a Portfolio or Fund. We will give you notice of any such change and you will have 60 days to make the exchange.



OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. Written proof of the transfer must be received by Northwestern Mutual Life at its Home Office. In this prospectus "you" means the owner of a Policy.



BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After the Policy is issued you may change the beneficiary in accordance with the Policy provisions.



INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue.



SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid.



MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, we will adjust benefits under a Policy to reflect the correct age and sex.



COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.



PAYMENT PLANS. The Policy provides a variety of payment plans for Policy benefits. Any Northwestern Mutual Life agent authorized to sell the Policies can explain these provisions on request.



DEFERRAL OF DETERMINATION AND PAYMENT. So long as premiums have been paid when due, we will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of policyowners.



If a Whole Life Policy or an Extra Ordinary Life Policy is continued in force as extended term or reduced paid-up insurance, we have the right to defer payment of the cash value for up to six months from the date of a Policy loan or surrender. If payment is deferred for 30 days or more we will pay interest at an annual effective rate of 4%.

VOTING RIGHTS

We are the owner of the mutual fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the funds. However, we will vote the shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares held in our general account in the same proportions as the shares for which voting instructions are received. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.



The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy's cash value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.



We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.



SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, we may substitute shares of another Portfolio or Fund or another mutual fund. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.



REPORTS

For each Policy year (unless a Whole Life Policy or an Extra Ordinary Life Policy is in force as extended term or fixed benefit paid-up insurance) you will receive a statement showing the death benefit, cash value and any Policy loan (including interest charged) as of the anniversary date. You will also receive annual and semiannual reports for the Account and the both of the mutual funds, including financial statements.



SPECIAL POLICY FOR EMPLOYERS

The premium for the standard Policy is based in part on the sex of the insured. The standard annuity rates for payment plans which last for the lifetime of the payee are also based, in part, on the sex of the payee. For certain situations where the insurance involves an employer sponsored benefit plan or arrangement, federal law and the laws of certain states may require that premiums and annuity rates be determined without regard to sex. Special Whole Life Policies, Extra Ordinary Life Policies and Single Premium Life Policies are available for this purpose. You are urged to review any questions in this area with qualified counsel.



DISTRIBUTION OF THE POLICIES

We sell the Policies through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 and is a Wisconsin limited liability company. Its address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 39-0509570.



Commissions paid to the agents on sales of the Whole Life and Extra Ordinary Life Policies will not exceed 55% of the premium for the first year, 9% of the premium for the second and third years, 6% of the premium for the fourth through seventh years and 3% of the premium for the eighth through tenth years. Thereafter a persistency fee of 2% of premiums may be paid to the agent. For the Single Premium Life Policies commissions are 2-3/4% of the premium.

Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.



TAX TREATMENT OF POLICY BENEFITS

The Policies are "life insurance contracts" as that term is defined in sections 7702 and 817(h) of the Internal Revenue Code. Increases in cash value under a Policy are not taxable until actual surrender of the Policy. Upon surrender, the amount received is taxable at ordinary income rates under section 72(e) of the Code to the extent it exceeds the amount of the premiums paid under the Policy less any dividends or other amounts previously received tax-free (basis of the Policy). Death benefits are excludable from the beneficiary's gross income under section l0l(a) of the Code.



We believe that loans received under the Policies (except certain Single Premium Life Policies) will be construed as indebtedness of an owner in the same manner as loans under a fixed benefit life insurance policy and that no part of any loan under a Policy will constitute income to the owner.



For Single Premium Life Policies issued after June 20, 1988, partial withdrawals, Policy loans and dividends paid in cash are taxable as income to the extent the cash value of the Policy exceeds the basis of the Policy. The taxable portion of these distributions would also be subject to a 10% penalty if received prior to age 59 1/2, disability or annuitization. For purposes of determining taxable income, all Single Premium Life Policies (including any fixed dollar single premium policies or other modified endowment contracts under
Section 7702A) issued by Northwestern Mutual Life to the Policy owner during the same calendar year are aggregated.



Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Policy owner or beneficiary.



The foregoing summary does not purport to be complete or to cover all situations. You should consult counsel and other competent advisers for more complete information.



--------------------------------------------------------------------------------

OTHER INFORMATION

MANAGEMENT

Northwestern Mutual Life is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual Life and their positions including Board committee memberships, and their principal occupations, are as follows:



TRUSTEES

                                       PRINCIPAL OCCUPATION DURING LAST FIVE
NAME                                   YEARS
----                                   -------------------------------------

R. Quintus Anderson (A) . . . . . . .  Chairman, Aarque Capital Corporation
                                       since 1997; prior thereto, Chairman, The
                                       Aarque Companies, Jamestown, NY
                                       (diversified metal products
                                       manufacturing)

Edward E. Barr (HR) . . . . . . . . .  Chairman, Sun Chemical Corporation, Fort
                                       Lee, New Jersey (graphic arts) since
                                       1998; prior thereto, President and Chief
                                       Executive Officer.  President and Chief
                                       Executive Officer, DIC Americas, Inc.,
                                       Fort Lee, NJ

Gordon T. Beaham, III (OT). . . . . .  Chairman of the Board and President,
                                       Faultless Starch/Bon Ami Company, Kansas
                                       City, MO (consumer products
                                       manufacturer)

Robert C. Buchanan (A, E, F). . . . .  President and Chief Executive Officer,
                                       Fox Valley Corporation, Appleton, WI
                                       (manufacturer of gift wrap and writing
                                       paper)

Robert E. Carlson (E) . . . . . . . .  Executive Vice President of Northwestern
                                       Mutual Life

George A. Dickerman (AM). . . . . . .  Chairman of the Board, Spalding Sports
                                       Worldwide, Chicopee, MA (manufacturer of sporting equipment) since 1998; prior thereto, President

Pierre S. du Pont (AM). . . . . . . .  Attorney, Richards, Layton and Finger,
                                       Wilmington, DE

James  D. Ericson (AM, E, F, HR, OT).  President and Chief Executive Officer of
                                       Northwestern Mutual Life

J. E. Gallegos (A). . . . . . . . . .  Attorney at Law; President, Gallegos Law
                                       Firm, Santa Fe, New Mexico

Stephen N. Graff (E, F, OT) . . . . .  Retired Partner, Arthur Andersen LLP
                                       (public accountants)

Patricia Albjerg Graham (HR). . . . .  Professor, Graduate School of Education,
                                       Harvard University, Cambridge, MA, and
                                       President, The Spencer Foundation
                                       (social and behavioral sciences)

Stephen F. Keller (HR). . . . . . . .  Attorney.  Former Chairman, Santa Anita
                                       Realty Enterprises since 1997; prior
                                       thereto, Chairman

Barbara A. King (AM). . . . . . . . .  President, Landscape Structures, Inc.,
                                       Delano, MN (manufacturer of playground
                                       equipment)

J. Thomas Lewis (HR). . . . . . . . .  Attorney (retired), New Orleans, LA since 1998; prior thereto, Attorney with Monroe & Lehmann, New Orleans, LA


Daniel  F. McKeithan, Jr. (E, F, HR).  President, Tamarack Petroleum Company,
                                       Inc., Milwaukee, WI (operator of oil and gas wells); President, Active Investor Management, Inc., Milwaukee, WI

Guy A. Osborn (E, F, OT). . . . . . .  Retired Chairman of Universal Foods
                                       Corporation, Milwaukee, WI since 1997;
                                       prior thereto, Chairman and Chief
                                       Executive Officer

Timothy D. Proctor (A). . . . . . . .  Director, Worldwide Human Resources of
                                       Glaxo Wellcome plc, Research Triangle
                                       Park, NC, since 1998; prior thereto,
                                       Senior Vice President Human Resources,
                                       General Counsel & Secretary
                                       (pharmaceuticals)

Donald J. Schuenke (AM, E, F) . . . .  Retired Chairman of Northwestern Mutual
                                       Life

H. Mason Sizemore, Jr. (AM) . . . . .  President and Chief Operating Officer,
                                       The Seattle Times, Seattle, WA
                                       (publishing)

Harold B. Smith (OT). . . . . . . . .  Chairman, Executive Committee, Illinois
                                       Tool Works, Inc., Chicago, IL
                                       (engineered components and industrial
                                       systems and consumables)

Sherwood H. Smith, Jr. (AM) . . . . .  Chairman of the Board of Carolina Power
                                       & Light since 1997; prior thereto,
                                       Chairman of the Board and Chief
                                       Executive Officer

John E. Steuri (OT) . . . . . . . . .  Chairman, Advanced Thermal Technologies,
                                       Little Rock, AR since 1997 (heating,
                                       air-conditioning and humidity control).
                                       Retired since 1996 as Chairman and Chief
                                       Executive Officer of ALLTEL Information
                                       Services, Inc., Little Rock, AR
                                       (application software)

John J. Stollenwerk (AM, E, F). . . .  President and Owner, Allen-Edmonds Shoe
                                       Corporation, Port Washington, WI

Barry L. Williams (HR). . . . . . . .  President and Chief Executive Officer of
                                       Williams Pacific Ventures, Inc., Redwood
                                       City, CA (venture capital)

Kathryn D. Wriston (A). . . . . . . .  Director of various corporations, New
                                       York, NY



A    -    Member, Audit Committee            F    -    Member, Finance Committee
AM   -    Member, Agency and Marketing       HR   -    Member, Human Resources
             Committee                                    and Public Policy
E    -    Member, Executive Committee                     Committee
                                             OT   -    Member, Operations and
                                                          Technology Committee



SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                                     POSITION WITH
                  NAME                          NORTHWESTERN MUTUAL LIFE
-------------------------------------------------------------------------
 John M. Bremer                         Executive Vice President, General
                                          Counsel and Secretary
 Peter W. Bruce                         Executive Vice President
 Edward J. Zore                         Executive Vice President
 Deborah A. Beck                        Senior Vice President
 William H. Beckley                     Senior Vice President
 Mark G. Doll                           Senior Vice President
 Richard L. Hall                        Senior Vice President
 William C. Koenig                      Senior Vice President and Chief
                                          Actuary
 Donald L. Mellish                      Senior Vice President
 Mason G. Ross                          Senior Vice President
 Leonard F. Stecklein                   Senior Vice President
 Frederic H. Sweet                      Senior Vice President
 Dennis Tamcsin                         Senior Vice President
 Walter J. Wojcik                       Senior Vice President
 Gary E. Long                           Vice President and Controller






REGULATION

We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.



YEAR 2000 ISSUES

Since early 1996 we have been preparing for the computer requirements associated with the approaching turn of the century. We completed assessment of our internal systems in 1996. As of the date of this prospectus the necessary system changes are substantially complete. System testing is in process and we expect testing of all critical systems to be completed during the first six months of 1999.



The work on these computer systems extends to software packages we purchase from vendors. In addition, we have been communicating formally with our business partners to identify and assess potential exposure that could result from their failure to address these computer issues on a timely basis. Each of our departments has prepared a contingency plan.



We and our business partners bear all of the costs of identifying and resolving the computer systems issues associated with the year 2000. These costs will have no effect on the performance of the Account.



We believe that our computer systems will be ready for the year 2000 well in advance of the deadline. By their nature, however, the issues in this area carry the risk of unforeseen problems, both at Northwestern Mutual Life and at all the other sites where supporting functions and interaction take place. There can be no assurance that these problems will not have a material adverse impact on the operations of Northwestern Mutual Life and the Account.



LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Account is a party.



LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Account is a party.



REGISTRATION STATEMENT

We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual Life. The address and telephone number are on the cover of this prospectus.



EXPERTS

The financial statements of Northwestern Mutual Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and of the Account as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual Life. His opinion is filed as an exhibit to the registration statement.

VARIABLE LIFE FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Financial Statements
DECEMBER 31, 1998
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Aggressive Growth Stock
       34,420 shares (cost $102,404)..............  $ 119,230
      International Equity
       46,760 shares (cost $73,163)...............     78,416
      Growth Stock
       29,383 shares (cost $49,267)...............     66,025
      Growth and Income Stock
       43,428 shares (cost $60,081)...............     70,528
      Index 500 Stock
       58,115 shares (cost $126,062)..............    191,141
      Balanced
       71,092 shares (cost $108,217)..............    158,110
      High Yield Bond
       15,509 shares (cost $16,804)...............     14,516
      Select Bond
       10,143 shares (cost $12,181)...............     12,669
      Money Market
       39,300 shares (cost $39,300)...............     39,300   $ 749,935
                                                    ---------
Due from Sale of Fund Shares..................................         95
Due from Northwestern Mutual Life Insurance Company...........        328
                                                                ---------
Total Assets..................................................  $ 750,358
                                                                ---------
                                                                ---------
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company...........  $      95
  Due on Purchase of Fund Shares..............................        328
                                                                ---------
      Total Liabilities.......................................        423
                                                                ---------
EQUITY (NOTE 8)
  Variable Life Policies Issued Before October 11, 1995.......    392,772
  Variable Complife Policies Issued On or After October 11,
   1995.......................................................    356,862
  Variable Executive Life Policies Issued On or After March 2,
   1998.......................................................        301
                                                                ---------
      Total Equity............................................    749,935
                                                                ---------
      Total Liabilities and Equity............................  $ 750,358
                                                                ---------
                                                                ---------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                                                      AGGRESSIVE GROWTH             INTERNATIONAL EQUITY
                                          COMBINED                     STOCK DIVISION                     DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $ 24,922        $ 24,262        $  3,287         $3,345         $ 3,591         $ 1,286
Mortality and Expense Risks...       2,755           1,788             424            271             308             197
Taxes.........................       1,178             767             181            116             132              85
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income.........      20,989          21,707           2,682          2,958           3,151           1,004
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............       4,332           4,871             523            231             284             203
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................      68,780          42,532           4,928          5,109          (1,424)          2,358
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      73,112          47,403           5,451          5,340          (1,140)          2,561
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      94,101          69,110           8,133          8,298           2,011           3,565
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits..................     258,672         170,672          30,145         21,502          20,672          12,656
  Policy Loans, Surrenders,
    and Death Benefits........     (37,427)        (23,728)         (6,454)        (4,003)         (4,327)         (2,787)
  Mortality and Other (net)...     (39,611)        (28,427)         (5,193)        (3,791)         (3,785)         (2,368)
  Transfers from Other
    Divisions.................     133,775          86,366          20,371         19,008          15,743          14,866
  Transfers to Other
    Divisions.................    (133,773)        (86,366)         (6,419)        (4,091)         (5,013)         (2,149)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....     181,636         118,517          32,450         28,625          23,290          20,218
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........     275,737         187,627          40,583         36,923          25,301          23,783

EQUITY
  Beginning of Year...........     474,198         286,571          78,647         41,724          53,116          29,333
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Year.................    $749,935        $474,198        $119,230         $78,647        $78,417         $53,116
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                                                       GROWTH & INCOME                    INDEX 500
                                    GROWTH STOCK DIVISION              STOCK DIVISION                  STOCK DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $   956         $ 1,413         $   537         $ 7,776         $  4,530        $  2,579
Mortality and Expense Risks...        211             105             234             120              671             395
Taxes.........................         91              45             100              52              287             169
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income.........        654           1,263             203           7,604            3,572           2,015
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............        143             172             220             173            1,125           2,375
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................     10,533           4,151          10,574          (1,823)          31,738          17,772
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............     10,676           4,323          10,794          (1,650)          32,863          20,147
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................     11,330           5,586          10,997           5,954           36,435          22,162
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits..................     12,991           7,334          14,771           7,537           29,665          19,733
  Policy Loans, Surrenders,
    and Death Benefits........     (2,859)         (1,314)         (2,902)         (1,842)          (8,924)         (5,039)
  Mortality and Other (net)...     (2,494)         (1,329)         (2,847)         (1,457)          (5,367)         (4,127)
  Transfers from Other
    Divisions.................     16,839           8,851          17,225          10,673           37,076          20,024
  Transfers to Other
    Divisions.................     (2,015)         (1,341)         (3,106)         (1,104)          (5,443)         (3,783)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....     22,462          12,201          23,141          13,807           47,007          26,808
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........     33,792          17,787          34,138          19,761           83,442          48,970

EQUITY
  Beginning of Year...........     32,233          14,446          36,389          16,628          107,699          58,729
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Year.................    $66,025         $32,233         $70,527         $36,389         $191,141        $107,699
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                      BALANCED DIVISION           HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
                                -----------------------------   -----------------------------   -----------------------------
                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                    1998            1997            1998            1997            1998            1997
                                -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $  8,344        $  5,105        $ 1,489          $1,370         $   743          $  436
Mortality and Expense Risks...         681             558             53              29              51              35
Taxes.........................         292             239             22              12              22              15
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Investment Income.........       7,371           4,308          1,414           1,329             670             386
                                -------------   -------------   -------------   -------------   -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............       1,893           1,655             47              26              97              36
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................      14,317          15,262         (1,828)           (531)            (58)            234
                                -------------   -------------   -------------   -------------   -------------   -------------
  Net Gain (Loss) on
    Investments...............      16,210          16,917         (1,781)           (505)             39             270
                                -------------   -------------   -------------   -------------   -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      23,581          21,225           (367)            824             709             656
                                -------------   -------------   -------------   -------------   -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits..................      17,811          15,394          3,490           1,922           2,004           1,820
  Policy Loans, Surrenders,
    and Death Benefits........      (8,879)         (7,260)          (690)           (349)           (620)           (311)
  Mortality and Other (net)...      (3,232)         (3,395)          (641)           (339)           (250)           (560)
  Transfers from Other
    Divisions.................       7,905           4,266          5,399           3,276           3,951           2,000
  Transfers to Other
    Divisions.................      (5,398)         (4,734)        (1,476)           (425)         (2,217)           (756)
                                -------------   -------------   -------------   -------------   -------------   -------------
Increase in Equity Derived
  from Equity Transactions....       8,207           4,271          6,082           4,085           2,868           2,193
                                -------------   -------------   -------------   -------------   -------------   -------------
Net Increase in Equity........      31,788          25,496          5,715           4,909           3,577           2,849

EQUITY
  Beginning of Year...........     126,322         100,826          8,801           3,892           9,092           6,243
                                -------------   -------------   -------------   -------------   -------------   -------------
  End of Year.................    $158,110        $126,322        $14,516          $8,801         $12,669          $9,092
                                -------------   -------------   -------------   -------------   -------------   -------------
                                -------------   -------------   -------------   -------------   -------------   -------------


                                    MONEY MARKET DIVISION
                                -----------------------------

                                 YEAR ENDED      YEAR ENDED
                                DECEMBER 31,    DECEMBER 31,
                                    1998            1997
                                -------------   -------------
INVESTMENT INCOME
Dividend Income...............    $ 1,445         $   952
Mortality and Expense Risks...        122              78
Taxes.........................         51              34
                                -------------   -------------
Net Investment Income.........      1,272             840
                                -------------   -------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
  Realized Gain on
    Investments...............         --              --
  Unrealized Appreciation
    (Depreciation) of
    Investments During the
    Period....................         --              --
                                -------------   -------------
  Net Gain (Loss) on
    Investments...............         --              --
                                -------------   -------------
  Increase in Equity Derived
    from Investment
    Activity..................      1,272             840
                                -------------   -------------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits..................    127,123          82,774
  Policy Loans, Surrenders,
    and Death Benefits........     (1,772)           (823)
  Mortality and Other (net)...    (15,802)        (11,061)
  Transfers from Other
    Divisions.................      9,266           3,402
  Transfers to Other
    Divisions.................   (102,686)        (67,983)
                                -------------   -------------
Increase in Equity Derived
  from Equity Transactions....     16,129           6,309
                                -------------   -------------
Net Increase in Equity........     17,401           7,149

EQUITY
  Beginning of Year...........     21,899          14,750
                                -------------   -------------
  End of Year.................    $39,300         $21,899
                                -------------   -------------
                                -------------   -------------

    The Accompanying Notes are an Integral Part of the Financial Statements

                                      ---

NOTES TO FINANCIAL STATEMENTS
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
DECEMBER 31, 1998

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share. The Fund is a diversified open-end investment company registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended December 31, 1998 by each Division are shown below:

                                    PURCHASES       SALES
                                   ------------  ------------
Aggressive Growth Division.......  $ 36,381,397  $  1,248,015
International Equity Division....    27,429,118       990,001
Growth Stock Division............    23,393,892       279,458
Growth & Income Stock
  Division.......................    24,059,882       715,896
Index 500 Stock Division.........    52,625,759     2,046,627
Balanced Division................    20,647,579     5,068,597
High Yield Bond Division.........     8,131,249       635,946
Select Bond Division.............     5,351,461     1,813,834
Money Market Division............    47,332,350    29,930,945

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 3, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually paid their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
(in thousands)
DECEMBER 31, 1998

NOTE 8 -- Equity Values by Division are shown below:

                                                                                                VARIABLE LIFE
                                                                                            POLICIES ISSUED BEFORE
                                                                                               OCTOBER 11, 1995
                                                                                                  EQUITY OF:
                                                                                           ------------------------    TOTAL
                                                                                           POLICYOWNERS      NML      EQUITY
                                                                                           -------------  ---------  ---------
Aggressive Growth Stock Division.........................................................    $  42,391    $   3,793  $  46,184
International Equity Division............................................................       32,539        3,074     35,613
Growth Stock Division....................................................................       22,888        1,510     24,398
Growth and Income Stock Division.........................................................       26,309        1,808     28,117
Index 500 Stock Division.................................................................       95,615        4,943    100,558
Balanced Division........................................................................      134,029        5,006    139,035
High Yield Bond Division.................................................................        4,916          428      5,344
Select Bond Division.....................................................................        6,911          417      7,328
Money Market Division....................................................................        5,918          277      6,195
                                                                                           -------------  ---------  ---------
                                                                                             $ 371,516    $  21,256  $ 392,772
                                                                                           -------------  ---------  ---------
                                                                                           -------------  ---------  ---------

                                                                                             VARIABLE COMPLIFE
                                                                                           POLICIES ISSUED ON OR
                                                                                           AFTER OCTOBER 11, 1995
                                                                                                 EQUITY OF:
                                                                                          ------------------------    TOTAL
                                                                                          POLICYOWNERS      NML      EQUITY
                                                                                          -------------  ---------  ---------
Aggressive Growth Stock Division........................................................    $  54,132    $  18,846  $  72,978
International Equity Division...........................................................       31,302       11,492     42,794
Growth Stock Division...................................................................       30,575       11,026     41,601
Growth and Income Stock Division........................................................       30,515       11,841     42,356
Index 500 Stock Division................................................................       65,609       24,890     90,499
Balanced Division.......................................................................       14,142        4,909     19,051
High Yield Bond Division................................................................        6,565        2,594      9,159
Select Bond Division....................................................................        4,161        1,171      5,332
Money Market Division...................................................................       13,154       19,938     33,092
                                                                                          -------------  ---------  ---------
                                                                                            $ 250,155    $ 106,707  $ 356,862
                                                                                          -------------  ---------  ---------
                                                                                          -------------  ---------  ---------

                                                                                                         VARIABLE EXECUTIVE LIFE
                                                                                                          POLICIES ISSUED ON OR
                                                                                                           AFTER MARCH 2, 1998
                                                                                                        -------------------------
                                                                                                                  TOTAL
                                                                                                                 EQUITY
                                                                                                        -------------------------
Aggressive Growth Stock Division......................................................................          $      67
International Equity Division.........................................................................                 10
Growth Stock Division.................................................................................                 25
Growth and Income Stock Division......................................................................                 55
Index 500 Stock Division..............................................................................                 84
Balanced Division.....................................................................................                 24
High Yield Bond Division..............................................................................                 13
Select Bond Division..................................................................................                  9
Money Market Division.................................................................................                 14
                                                                                                                    -----
                                                                                                                $     301
                                                                                                                    -----
                                                                                                                    -----

                                       --

VARIABLE LIFE ACCOUNTANTS' REPORT

                           [LOGO]

Report of Independent Accountants

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and Aggressive Growth Stock Division, International Equity Division, Growth Stock Division, Growth and Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, and the Money Market Division thereof at December 31, 1998, the results of each of their operations and the changes in each of their equity for each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1998 with Northwestern Mutual Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

                                        /s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
January 25, 1999


                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF FINANCIAL POSITION

(IN MILLIONS)

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                                                        DECEMBER 31,
                                                    ---------------------
                                                      1998        1997
                                                    ---------   ---------
ASSETS
    Bonds.........................................  $  34,888   $  32,359
    Common and preferred stocks...................      6,576       6,524
    Mortgage loans................................     12,250      10,835
    Real estate...................................      1,481       1,372
    Policy loans..................................      7,580       7,163
    Other investments.............................      1,839       2,026
    Cash and temporary investments................      1,275         572
    Due and accrued investment income.............        827         795
    Other assets..................................      1,313       1,275
    Separate account assets.......................      9,966       8,160
                                                    ---------   ---------
        Total assets..............................  $  77,995   $  71,081
                                                    ---------   ---------
                                                    ---------   ---------
LIABILITIES AND SURPLUS
    Reserves for policy benefits..................  $  51,815   $  47,343
    Policy benefit and premium deposits...........      1,709       1,624
    Policyowner dividends payable.................      2,870       2,640
    Interest maintenance reserve..................        606         461
    Asset valuation reserve.......................      1,994       1,974
    Income taxes payable..........................      1,161       1,043
    Other liabilities.............................      3,133       3,735
    Separate account liabilities..................      9,966       8,160
                                                    ---------   ---------
        Total liabilities.........................     73,254      66,980
    Surplus.......................................      4,741       4,101
                                                    ---------   ---------
        Total liabilities and surplus.............  $  77,995   $  71,081
                                                    ---------   ---------
                                                    ---------   ---------

   The accompanying notes are an integral part of these financial statements.

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF OPERATIONS

(IN MILLIONS)

                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                    ---------------------------------
                                                      1998        1997        1996
                                                    ---------   ---------   ---------
REVENUE
    Premium income................................  $  8,021    $  7,294    $  6,667
    Net investment income.........................     4,536       4,171       3,836
    Other income..................................       922         861         759
                                                    ---------   ---------   ---------
        Total revenue.............................    13,479      12,326      11,262
                                                    ---------   ---------   ---------
BENEFITS AND EXPENSES
    Benefit payments to policyowners and
     beneficiaries................................     3,602       3,329       2,921
    Net additions to policy benefit reserves......     4,521       4,026       3,701
    Net transfers to separate accounts............       564         566         579
                                                    ---------   ---------   ---------
        Total benefits............................     8,687       7,921       7,201
    Operating expenses............................     1,297       1,138       1,043
                                                    ---------   ---------   ---------
        Total benefits and expenses...............     9,984       9,059       8,244
                                                    ---------   ---------   ---------
Gain from operations before dividends and taxes...     3,495       3,267       3,018
Policyowner dividends.............................     2,869       2,636       2,341
                                                    ---------   ---------   ---------
Gain from operations before taxes.................       626         631         677
Income tax expense................................       301         356         452
                                                    ---------   ---------   ---------
Net gain from operations..........................       325         275         225
Net realized capital gains........................       484         414         395
                                                    ---------   ---------   ---------
        Net income................................  $    809    $    689    $    620
                                                    ---------   ---------   ---------
                                                    ---------   ---------   ---------

   The accompanying notes are an integral part of these financial statements.

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CHANGES IN SURPLUS

(IN MILLIONS)

                                                      FOR THE YEAR ENDED DECEMBER 31,
                                                      -------------------------------
                                                       1998        1997        1996
                                                      -------     -------     -------
BEGINNING OF YEAR BALANCE.........................    $4,101      $3,515      $2,786
  Net income......................................       809         689         620
  Increase (decrease) in net unrealized gains.....      (147)        576         295
  Increase in investment reserves.................       (20)       (526)       (176)
  Other, net......................................        (2)       (153)        (10)
                                                      -------     -------     -------
  Net increase in surplus.........................       640         586         729
                                                      -------     -------     -------
END OF YEAR BALANCE...............................    $4,741      $4,101      $3,515
                                                      -------     -------     -------
                                                      -------     -------     -------

   The accompanying notes are an integral part of these financial statements.

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENT OF CASH FLOWS

(IN MILLIONS)

                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                      ----------------------------------
                                                        1998         1997         1996
                                                      --------     --------     --------
CASH FLOWS FROM OPERATING ACTIVITIES
  Insurance and annuity premiums..................    $ 8,876      $ 8,093      $ 7,361
  Investment income received......................      4,216        3,928        3,634
  Disbursement of policy loans, net of
   repayments.....................................       (416)        (360)        (326)
  Benefits paid to policyowners and
   beneficiaries..................................     (3,572)      (3,316)      (2,912)
  Net transfers to separate accounts..............       (564)        (565)        (579)
  Policyowner dividends paid......................     (2,639)      (2,347)      (2,105)
  Operating expenses and taxes....................     (1,749)      (1,722)      (1,663)
  Other, net......................................        (83)         124          (59)
                                                      --------     --------     --------
    NET CASH PROVIDED BY OPERATING ACTIVITIES.....      4,069        3,835        3,351
                                                      --------     --------     --------
CASH FLOWS FROM INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR MATURED
    Bonds.........................................     28,720       38,284       31,942
    Common and preferred stocks...................     10,359        9,057        4,570
    Mortgage loans................................      1,737        1,012        1,253
    Real estate...................................        159          302          178
    Other investments.............................        768          398          316
                                                      --------     --------     --------
                                                       41,743       49,053       38,259
                                                      --------     --------     --------
  COST OF INVESTMENTS ACQUIRED
    Bonds.........................................     30,873       41,169       35,342
    Common and preferred stocks...................      9,642        9,848        4,463
    Mortgage loans................................      3,135        2,309        2,455
    Real estate...................................        268          202          125
    Other investments.............................        567          359          255
                                                      --------     --------     --------
                                                       44,485       53,887       42,640
                                                      --------     --------     --------
  NET INCREASE (DECREASE) IN SECURITIES LENDING
   AND OTHER......................................       (624)         440        1,617
                                                      --------     --------     --------
    NET CASH USED IN INVESTING ACTIVITIES.........     (3,366)      (4,394)      (2,764)
                                                      --------     --------     --------
NET INCREASE (DECREASE) IN CASH AND TEMPORARY
 INVESTMENTS......................................        703         (559)         587
CASH AND TEMPORARY INVESTMENTS, BEGINNING OF
 YEAR.............................................        572        1,131          544
                                                      --------     --------     --------
CASH AND TEMPORARY INVESTMENTS, END OF YEAR.......    $ 1,275      $   572      $ 1,131
                                                      --------     --------     --------
                                                      --------     --------     --------

   The accompanying notes are an integral part of these financial statements.

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

1. PRINCIPAL ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned life insurance subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to the codification guidance that would also be effective upon its planned implementation effective January 1, 2001. It is expected that the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") will adopt the codification, but it is not known whether the OCI will make any changes to that guidance. The potential effect of the codification on the Company will depend upon the guidance adopted by the OCI.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of Generally Accepted Accounting Principles ("GAAP") primarily because on a GAAP basis (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, and (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds                           --   Amortized cost using the interest method; loan-backed and
                                     structured securities are amortized using estimated
                                     prepayment rates and, generally, the prospective adjustment method
Common and preferred stocks     --   Common stocks are carried at fair value, preferred stocks
                                     are generally carried at cost, and unconsolidated
                                     subsidiaries are recorded using the equity method
Mortgage loans                  --   Amortized cost
Real estate                     --   Lower of cost, less depreciation and encumbrances, or
                                     estimated net realizable value
Policy loans                    --   Unpaid principal balance, which approximates fair value
Other investments               --   Consists primarily of joint venture investments which are
                                     valued at equity in ventures' net assets
Cash and temporary investments  --   Amortized cost, which approximates fair value

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

TEMPORARY INVESTMENTS

Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME

Net investment income includes interest and dividends received or due and accrued on debt securities and stocks, equity in unconsolidated subsidiaries' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

INVESTMENT RESERVES

The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. In addition, the Company maintained a $200 million voluntary investment reserve at December 31, 1998 and 1997 to absorb potential investment losses exceeding those considered by the AVR formula. Increases or decreases in these investment reserves are recorded directly to surplus.

SEPARATE ACCOUNTS

Separate account assets and related policy liabilities represent the segregation of funds deposited by "variable" life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES

Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME

Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES

Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS

Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the Office of the Commissioner of Insurance of the State of Wisconsin. See Note 3.

POLICYOWNER DIVIDENDS

Almost all life insurance policies, and certain annuity and disability income policies, issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved.

RECLASSIFICATION

Certain financial statement balances for 1997 and 1996 have been reclassified to conform to the current year presentation.

2. INVESTMENTS

DEBT SECURITIES

Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The Company records unrealized losses for debt securities considered impaired.

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 1998 and 1997 were as follows:

                                                                RECONCILIATION TO ESTIMATED FAIR VALUE
                                                                ---------------------------------------
                                                                   GROSS          GROSS       ESTIMATED
                                                    STATEMENT    UNREALIZED     UNREALIZED      FAIR
DECEMBER 31, 1998                                     VALUE     APPRECIATION   DEPRECIATION     VALUE
--------------------------------------------------  ---------   ------------   ------------   ---------
                                                                       (IN MILLIONS)
US Government and political obligations...........  $ 3,904       $  461          $ (11)      $ 4,354
Mortgage-backed securities........................    7,357          280            (15)        7,622
Corporate and other debt securities...............   23,627        1,240           (382)       24,485
                                                    -------     --------         ------       -------
                                                     34,888        1,981           (408)       36,461
Preferred stocks..................................      189            4             (1)          192
                                                    -------     --------         ------       -------
Total.............................................  $35,077       $1,985          $(409)      $36,653
                                                    -------     --------         ------       -------
                                                    -------     --------         ------       -------


                                                                RECONCILIATION TO ESTIMATED FAIR VALUE
                                                                ---------------------------------------
                                                                   GROSS          GROSS       ESTIMATED
                                                    STATEMENT    UNREALIZED     UNREALIZED      FAIR
DECEMBER 31, 1997                                     VALUE     APPRECIATION   DEPRECIATION     VALUE
--------------------------------------------------  ---------   ------------   ------------   ---------
                                                                       (IN MILLIONS)
US Government and political obligations...........  $ 3,695       $  336          $  (3)      $ 4,028
Mortgage-backed securities........................    7,015          264             (4)        7,275
Corporate and other debt securities...............   21,649        1,098           (208)       22,539
                                                    -------     --------         ------       -------
                                                     32,359        1,698           (215)       33,842
Preferred stocks..................................      167            4             (2)          169
                                                    -------     --------         ------       -------
Total.............................................  $32,526       $1,702          $(217)      $34,011
                                                    -------     --------         ------       -------
                                                    -------     --------         ------       -------

The statement value of debt securities by contractual maturity at December 31, 1998 and 1997 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    DECEMBER 31,   DECEMBER 31,
                                                        1998           1997
                                                    ------------   ------------
                                                           (IN MILLIONS)
Due in one year or less...........................    $   655        $   605
Due after one year through five years.............      5,031          4,878
Due after five years through ten years............     10,286          9,760
Due after ten years...............................     11,748         10,268
                                                    ---------      ---------
                                                       27,720         25,511
Mortgage-backed securities........................      7,357          7,015
                                                    ---------      ---------
                                                      $35,077        $32,526
                                                    ---------      ---------
                                                    ---------      ---------

STOCKS

The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

The adjusted cost of common and preferred stock held by the Company at December 31, 1998 and 1997 was $4.8 billion and $5.0 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE

Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 1998 and 1997 was approximately $12.9 billion and $11.5 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 1998 and 1997, real estate includes $61 million acquired through foreclosure at each date and $120 million and $124 million, respectively, of home office real estate. In 1998, 1997 and 1996, the Company recorded unrealized losses of $5 million, $2 million and $43 million, respectively, for the excess of statement value over fair value of certain real estate investments and mortgage loans.

REALIZED GAINS AND LOSSES

Realized investment gains and losses for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                      FOR THE YEAR ENDED               FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                      DECEMBER 31, 1998                DECEMBER 31, 1997                DECEMBER 31, 1996
                                ------------------------------   ------------------------------   ------------------------------
                                                        NET                              NET                              NET
                                                      REALIZED                         REALIZED                         REALIZED
                                REALIZED   REALIZED    GAINS     REALIZED   REALIZED    GAINS     REALIZED   REALIZED    GAINS
                                 GAINS      LOSSES    (LOSSES)    GAINS      LOSSES    (LOSSES)    GAINS      LOSSES    (LOSSES)
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                         (IN MILLIONS)
Bonds.........................  $   514     $ (231)    $  283    $   518     $ (269)    $ 249     $   396     $ (383)    $   13
Common and preferred stocks...      885       (240)       645        533       (150)      383         580       (115)       465
Mortgage loans................       18        (11)         7         14        (14)        -           2        (15)       (13)
Real estate...................       41          -         41        100         (2)       98          36          -         36
Other investments.............      330       (267)        63        338       (105)      233         204        (51)       153
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
                                  1,788       (749)     1,039      1,503       (540)      963       1,218       (564)       654
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
Less: Capital gains taxes.....                            358                             340                               224
Less: IMR deferrals...........                            197                             209                                35
                                                      --------                         --------                         --------
Net realized capital gains....                         $  484                           $ 414                            $  395
                                                      --------                         --------                         --------
                                                      --------                         --------                         --------

SECURITIES LENDING

The Company has entered into a securities lending agreement whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102 percent of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $1.5 billion are included in the consolidated

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

statements of financial position for each of the periods ended at December 31, 1998 and 1997, and approximate the statement value of securities loaned at those dates.

INVESTMENT IN MGIC

The Company owns 11.0% (11.9 million shares) of the outstanding common stock of MGIC Investment Corporation ("MGIC"). This investment is accounted for using the equity method. At December 31, 1998 and 1997, the fair value of the Company's investment in MGIC exceeded the statement value of $180 million and $273 million, respectively, by $296 million and $768 million, respectively.

In July 1995, the Company entered into a forward contract with a brokerage firm to deliver 8.9 million to 10.7 million shares of MGIC (or cash in an amount equal to the market value of the MGIC shares at contract maturity) in August, 1998, in exchange for a fixed cash payment of $247 million ($24 per share). The Company's objective in entering into the forward contract was to hedge against depreciation in the value of its MGIC holdings during the contract period below the initial spot price of $24, while partially participating in appreciation, if any, during the forward contract's duration. In August 1998, the Company delivered 8.9 million shares to settle the forward contract. In conjunction with the settlement, the Company recorded a $114 million realized gain.

DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options and swaps.

The Company held the following positions for hedging purposes at December 31, 1998 and 1997:

DERIVATIVE FINANCIAL INSTRUMENT                           NOTIONAL AMOUNTS
---------------------------------------------  ---------------------------------------
                                                            (IN MILLIONS)
                                                  DECEMBER 31,         DECEMBER 31,
                                                      1998                1997
                                               ------------------   ------------------
Foreign Currency Forward
 Contracts...................................         $601                 $564
Common Stock Futures.........................          657                  327
Bond Futures.................................          379                   95
Options to acquire Interest Rate Swaps.......          419                  530
Foreign Currency and Interest Rate Swaps.....           94                  209

DERIVATIVE FINANCIAL INSTRUMENT                                RISKS REDUCED
---------------------------------------------  ---------------------------------------------
Foreign Currency Forward                       Currency exposure on foreign-denominated
 Contracts...................................  investments.

Common Stock Futures.........................  Stock market price fluctuation.

Bond Futures.................................  Bond market price fluctuation.

Options to acquire Interest Rate Swaps.......  Interest rates payable on certain annuity and insurance contracts.

Foreign Currency and Interest Rate Swaps.....  Interest rates on variable rate notes and currency exposure on foreign-denominated
                                               bonds.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 1997 and 1998. The notional amount of equity swaps outstanding at December 31, 1998 and 1997 was $188 million and $143 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. There is no statement

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

value reported for interest rate swaps, bond futures and options to acquire interest rate swaps prior to the settlement of the contract, at which time realized gains and losses are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 1998, net realized and unrealized gains on investments were partially offset by net realized losses of $104 million and net unrealized losses of $58 million on derivative instruments. The effect of derivative instruments in 1997 and 1996 was not material to the Company's results of operations.

3. RESERVES FOR POLICY BENEFITS

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first two years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

4. EMPLOYEE AND AGENT BENEFIT PLANS

The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions to the plans are funded. As of January 1, 1998, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $98 million and $87 million for nonqualified defined benefit plans at December 31, 1998 and 1997, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $29 million, $27 million and $25 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 1998, 1997 and 1996, respectively. The defined benefit and defined contribution plans' assets of $1.9 billion and $1.7 billion at December 31, 1998 and 1997, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 1998, 1997 and 1996 were a net expense (benefit) of $1.8 million, ($1.3) million and

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

($12.0) million, respectively. Net benefits were primarily a result of favorable differences between actuarial assumptions and actual experience.

                                    DECEMBER 31,          DECEMBER 31,
                                        1998                  1997
                                --------------------  --------------------
Unfunded postretirement
 benefit obligation for
 retirees and other fully
 eligible employees (Accrued
 in statement of financial
 position)....................  $35 million           $34 million
Estimated postretirement
 benefit obligation for active
 non-vested employees (Not
 accrued until employee
 vests).......................  $56 million           $50 million
Discount rate.................  7%                    7%
Health care cost trend rate...  10% to an ultimate    10% to an ultimate
                                5%, declining 1% for  5%, declining 1% for
                                5 years               5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 1998 and 1997 would have been increased by $5 million and $4 million, respectively.

At December 31, 1998 and 1997, the recorded postretirement benefit obligation was reduced by $23 million and $20 million, respectively, for assets funded for postretirement health care benefits.

5. REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon on coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Policy benefit reserves at December 31, 1998 and 1997 were reported net of ceded reserves of $518 million and $435 million, respectively. The effect of reinsurance on premiums and benefits for the years ended December 31, 1998, 1997 and 1996 was as follows:

                                                     1998      1997      1996
                                                    -------   -------   -------
                                                           (IN MILLIONS)
Direct premiums...................................  $8,426    $7,647    $7,064
Premiums ceded....................................    (405)     (353)     (397)
                                                    -------   -------   -------
Net premium revenue...............................  $8,021    $7,294    $6,667
                                                    -------   -------   -------
                                                    -------   -------   -------
Benefits to policyowners and beneficiaries........  $8,869    $8,057    $7,348
Benefits ceded....................................    (182)     (136)     (147)
                                                    -------   -------   -------
Net benefits to policyowners and beneficiaries....  $8,687    $7,921    $7,201
                                                    -------   -------   -------
                                                    -------   -------   -------

                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS

DECEMBER 31, 1998, 1997 AND 1996

In addition, the Company received $121 million, $115 million and $93 million for the years ended December 31, 1998, 1997 and 1996, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

6. INCOME TAXES

Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1988 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes which may become due with respect to the open years.

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 1998, 1997 and 1996 was 48%, 56%, and 67% respectively. The Company's effective tax rate exceeds the federal corporate rate of 35% primarily because, (1) the Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and (2) the Company must capitalize and amortize (as opposed to immediately deducting) an amount deemed to represent the cost of acquiring new business ("DAC tax").

7. ACQUISITION OF FRANK RUSSELL COMPANY

Pursuant to an Agreement and Plan of Merger, dated as of August 10, 1998, the Company acquired Frank Russell Company effective January 1, 1999 for a purchase price of approximately $950 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries.

In connection with its acquisition of Frank Russell Company, the Company will be required in 1999 to charge-off directly from surplus approximately $341 million, which represents the amount of acquisition goodwill less 10% of the Company's surplus at December 31, 1998. In addition, the Company will request permission from the OCI to charge-off the remaining $474 million of acquisition goodwill in 1999 and currently intends to do so.

In connection with the acquisition, the Company has unconditionally guaranteed certain debt obligations of Frank Russell Company, including $350 million of senior notes and up to $150 million of other credit facilities.

8. CONTINGENCIES

The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $133 million at December 31, 1998 and are generally supported by the underlying net asset values of the affiliates.

In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.1 billion at December 31, 1998 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial position.

                                       --

                            [LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from generally accepted accounting principles. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1998 and 1997, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1998 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1998 and 1997 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

/s/ PricewaterhouseCoopers LLP

January 25, 1999

                                       --

APPENDIX



ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS. The tables on the following pages illustrate how the death benefit and cash value for a Whole Life Policy, an Extra Ordinary Life Policy and a Single Premium Life Policy would vary over time based on hypothetical investment results. The tables assume gross (after tax) investment return rates of 0%, 6% and 12% on assets of the Fund. The Policies illustrated are for male insureds, select risks, age 35. The illustration for the Whole Life Policy is on page 44. The illustrations for Extra Ordinary Life Policies are on pages 45 through 47. The illustration for the Single Premium Life Policy is on page 48.


The death benefits and cash values would be different from those shown if the gross investment return rate averaged 0%, 6% or 12%, but fluctuated over and under the average rate at various points in time. The values would also be different, depending on the Account divisions selected by the owner of the Policy, if the return rate for the eleven Fund Portfolios averaged 0%, 6% or 12%, but the rates for each individual Portfolio varied over and under the average.


The amounts shown as the death benefits and cash values reflect the deductions from premiums, the charge at the annual rate of .50% of the Account's assets for mortality and expense risks and the charge at the annual rate of .20% of the Account's assets for taxes. The amounts shown as the cash values for the Single Premium Life Policy reflect the deduction for sales costs during the first ten Policy years. The amounts shown also reflect the average of the investment advisory fees and the other Fund expenses applicable to each of the nine Portfolios of the Fund during 1998 at the annual rate of .44% of the Fund's net assets. See "Deductions and Charges", p. 8. Thus the 0%, 6% and 12% gross hypothetical return rates on the Fund's assets are equivalent to the net rates of -1.14%, 4.86% and 10.86% on the assets of the Account.


The second column of each table shows the amount which would accumulate if an amount equal to the annual or single premium were invested to earn interest, after taxes, at the stated interest rate compounded annually.


The death benefits and corresponding cash values shown for paid-up additions purchased with dividends illustrate benefits which would be paid if investment returns of 0%, 6% and 12% are realized, if mortality and expense experience in the future is as currently experienced and if the current dividend scale remains unchanged. See "Annual Dividends," p. 14. HOWEVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional paid-up death benefits, other dividend options are available. The Extra Ordinary Life Policy is designed for a purchaser who intends to use all dividends to purchase paid-up additions. See "Extra Ordinary Life Policy," p.12.


A comparable illustration based on a proposed insured's age, sex and risk classification and proposed face amount or premium is available upon request.

                        VARIABLE WHOLE LIFE INSURANCE POLICY
                                 MALE ISSUE AGE 35
                  $500 ANNUAL PREMIUM FOR SELECT UNDERWRITING RISK
                                FACE AMOUNT $30,979
                    DIVIDENDS USED TO PURCHASE PAID-UP ADDITIONS


                                          0%                             6%                               12%
                                    DEATH BENEFIT*                  DEATH BENEFIT*                   DEATH BENEFIT*
                                 ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                PREMIUMS        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT          GROSS ANNUAL INVESTMENT
              ACCUMULATED           RATE OF RETURN                 RATE OF RETURN                   RATE OF RETURN
                   AT       -------------------------------------------------------------------------------------------
   END OF     5% INTEREST     BASE     PAID-UP                  BASE     PAID-UP              BASE     PAID-UP
POLICY YEAR     PER YEAR     POLICY   ADDITIONS   TOTAL        POLICY   ADDITIONS   TOTAL    POLICY   ADDITIONS   TOTAL
------------------------------------------------------------------------------------------------------------------------
1             $   525       $30,979   $    73    $31,052       $30,983  $     73   $31,056   $31,012  $     73   $31,085
2               1,076        30,979       163     31,142        30,998       167    31,165    31,133       172    31,305
3               1,655        30,979       267     31,246        31,023       282    31,305    31,344       298    31,642

4               2,263        30,979       384     31,363        31,059       417    31,476    31,649       452    32,101
5               2,901        30,979       512     31,491        31,105       572    31,677    32,054       637    32,691
6               3,571        30,979       647     31,626        31,161       745    31,906    32,562       853    33,415
7               4,275        30,979       793     31,772        31,227       940    32,167    33,177     1,108    34,285
8               5,013        30,979       947     31,926        31,302     1,156    32,458    33,904     1,402    35,306
9               5,789        30,979     1,110     32,089        31,386     1,395    32,781    34,747     1,743    36,490
10              6,603        30,979     1,281     32,260        31,479     1,658    33,137    35,711     2,135    37,846
15             11,329        30,979     2,148     33,127        32,069     3,271    35,340    42,559     4,968    47,527
20  (age 55)   17,360        30,979     2,785     33,764        32,849     5,217    38,066    53,488     9,614    63,102
30  (age 65)   34,880        30,979     3,057     34,036        34,895    10,436    45,331    93,239    29,689   122,928


                                          0%                             6%                               12%
                                      CASH VALUE*                    CASH VALUE*                      CASH VALUE*
                                 ASSUMING HYPOTHETICAL          ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                PREMIUMS        GROSS ANNUAL INVESTMENT        GROSS ANNUAL INVESTMENT          GROSS ANNUAL INVESTMENT
              ACCUMULATED           RATE OF RETURN                 RATE OF RETURN                   RATE OF RETURN
                   AT        -------------------------------------------------------------------------------------------
   END OF     5% INTEREST     BASE     PAID-UP                  BASE     PAID-UP               BASE     PAID-UP
POLICY YEAR     PER YEAR     POLICY   ADDITIONS    TOTAL       POLICY   ADDITIONS   TOTAL     POLICY   ADDITIONS   TOTAL
------------------------------------------------------------------------------------------------------------------------
1             $   525        $   91   $    18     $  109      $    98   $    18     $   116   $   106  $     18   $   124
2               1,076           419        43        462          454        44         498       491        46       537
3               1,655           740        74        814          823        78         901       913        82       995
4               2,263         1,052       110      1,162        1,206       119       1,325     1,375       129     1,504
5               2,901         1,370       151      1,521        1,616       169       1,785     1,897       188     2,085
6               3,571         1,680       198      1,878        2,040       228       2,268     2,469       261     2,730
7               4,275         1,980       250      2,230        2,478       297       2,775     3,095       350     3,445
8               5,013         2,271       309      2,580        2,931       377       3,308     3,780       457     4,237
9               5,789         2,553       373      2,926        3,397       469       3,866     4,530       587     5,117
10              6,603         2,826       445      3,271        3,880       576       4,456     5,350       741     6,091
15             11,329         4,057       868      4,925        6,526     1,322       7,848    10,768     2,009    12,777
20  (age 55)   17,360         5,054     1,300      6,354        9,576     2,436      12,012    19,215     4,490    23,705
30  (age 65)   34,880         6,246     1,843      8,089       16,747     6,293      23,040    51,929    17,902    69,831

----------------------------

*    Assumes no policy loan has been made.


DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALE AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                   EXTRA ORDINARY VARIABLE LIFE INSURANCE POLICY
                                 MALE ISSUE AGE 35
                 $100,000 OF INSURANCE ($60,000 GUARANTEED MINIMUM
          + $40,000 OF EXTRA LIFE PROTECTION GUARANTEED FOR 27 YEARS (1))
             ANNUAL PREMIUM FOR SELECT UNDERWRITING RISK: $1,014.00 (2)
                  DIVIDENDS USED TO PURCHASE PAID-UP ADDITIONS (1)
          ASSUMING 0% HYPOTHETICAL GROSS ANNUAL INVESTMENT RATE OF RETURN


                                              DEATH BENEFIT (3)                          CASH VALUE (3)
                           -----------------------------------------------------------------------------------
               PREMIUMS                              EXTRA LIFE PROTECTION
              ACCUMULATED                      ---------------------------------   CASH      CASH
                  AT          TOTAL    MINIMUM  VARIABLE   VARIABLE                VALUE   VALUE OF    TOTAL
  END OF     5% INTEREST      DEATH     DEATH   INSURANCE   PAID-UP     TERM      OF BASE   PAID-UP    CASH
POLICY YEAR   PER YEAR       BENEFIT   BENEFIT   AMOUNT    ADDITIONS  INSURANCE   POLICY   ADDITIONS   VALUE
--------------------------------------------------------------------------------------------------------------
1            $  1,065      $100,000   $ 60,000  $   (43)   $    158   $ 39,842    $   153  $    41    $   194
2               2,183       100,000     60,000     (208)        381     39,619        788      102        890
3               3,356       100,000     60,000     (485)        657     39,343      1,408      182      1,590
4               4,589       100,000     60,000     (863)        978     39,022      2,013      280      2,293
5               5,883       100,000     60,000   (1,338)      1,336     38,664      2,630      396      3,026
6               7,242       100,000     60,000   (1,901)      1,723     38,277      3,231      527      3,758
7               8,669       100,000     60,000   (2,543)      2,139     37,861      3,814      676      4,490
8              10,167       100,000     60,000   (3,256)      2,581     37,419      4,381      842      5,223
9              11,740       100,000     60,000   (4,032)      3,051     36,949      4,928    1,027      5,955
10             13,392       100,000     60,000   (4,865)      3,546     36,454      5,459    1,232      6,691
15             22,975       100,000     60,000   (9,665)      6,076     33,924      7,851    2,457     10,308
20  (age 55)   35,205       100,000     60,000  (15,083)      7,571     32,429      9,789    3,535     13,324
30  (age 65)   70,737        91,250     60,000  (26,104)      6,514     24,736(4)  12,105    3,928     16,033

------------------------

(1) Extra Life Protection is guaranteed to be at least $40,000 for 27 years, so long as all premiums are paid when due, no policy loan is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value. Extra Life Protection is the sum of any positive variable insurance amount plus variable paid-up additions plus term insurance.

(2) If premiums were paid monthly, the monthly payments would be $89.10. The death benefit and cash values would not be affected.

(3)  Assumes no policy loan has been made.

(4) After the guaranteed period of 27 years for Extra Life Protection, the amount of term insurance depends on the dividend scale. The amount illustrated is based on current scale and experience and is not guaranteed.


DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALE AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                   EXTRA ORDINARY VARIABLE LIFE INSURANCE POLICY
                                 MALE ISSUE AGE 35
                 $100,000 OF INSURANCE ($60,000 GUARANTEED MINIMUM
          + $40,000 OF EXTRA LIFE PROTECTION GUARANTEED FOR 27 YEARS (1))
             ANNUAL PREMIUM FOR SELECT UNDERWRITING RISK: $1,014.00 (2)
                  DIVIDENDS USED TO PURCHASE PAID-UP ADDITIONS (1)
          ASSUMING 6% HYPOTHETICAL GROSS ANNUAL INVESTMENT RATE OF RETURN


                                              DEATH BENEFIT (3)                          CASH VALUE (3)
                           -----------------------------------------------------------------------------------
               PREMIUMS                              EXTRA LIFE PROTECTION
              ACCUMULATED                      ---------------------------------  CASH      CASH
                  AT          TOTAL    MINIMUM  VARIABLE   VARIABLE               VALUE   VALUE OF    TOTAL
  END OF     5% INTEREST      DEATH     DEATH   INSURANCE   PAID-UP    TERM      OF BASE   PAID-UP    CASH
POLICY YEAR   PER YEAR       BENEFIT   BENEFIT   AMOUNT    ADDITIONS INSURANCE   POLICY   ADDITIONS   VALUE
--------------------------------------------------------------------------------------------------------------
1             $ 1,065      $100,000   $ 60,000  $      7   $    158  $ 39,835    $   166   $    41   $   207
2               2,183       100,000     60,000        35        390    39,575        853       104       957
3               3,356       100,000     60,000        83        690    39,227      1,566       191     1,757
4               4,589       100,000     60,000       151      1,054    38,795      2,304       302     2,606
5               5,883       100,000     60,000       239      1,479    38,282      3,098       438     3,536
6               7,242       100,000     60,000       346      1,959    37,695      3,920       600     4,520
7               8,669       100,000     60,000       472      2,499    37,029      4,768       790     5,558
8              10,167       100,000     60,000       616      3,099    36,285      5,644     1,011     6,655
9              11,740       100,000     60,000       778      3,765    35,457      6,548     1,268     7,816
10             13,392       100,000     60,000       957      4,498    34,545      7,482     1,562     9,044
15             22,975       100,000     60,000     2,096      8,970    28,934     12,607     3,627    16,234
20  (age 55)   35,205       100,000     60,000     3,605     13,887    22,508     18,517     6,485    25,002
30  (age 65)   70,737       100,000     60,000     7,562     25,845     6,593(4)  32,405    15,584    47,989

-------------------

(1) Extra Life Protection is guaranteed to be at least $40,000 for 27 years, so long as all premiums are paid when due, no policy loan is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value. Extra Life Protection is the sum of any positive variable insurance amount plus variable paid-up additions plus term insurance.

(2) If premiums were paid monthly, the monthly payments would be $89.10. The death benefit and cash values would not be affected.

(3)  Assumes no policy loan has been made.

(4) After the guaranteed period of 27 years for Extra Life Protection, the amount of term insurance depends on the dividend scale. The amount illustrated is based on current scale and experience and is not guaranteed.


DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALE AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                   EXTRA ORDINARY VARIABLE LIFE INSURANCE POLICY
                                 MALE ISSUE AGE 35
                 $100,000 OF INSURANCE ($60,000 GUARANTEED MINIMUM
          + $40,000 OF EXTRA LIFE PROTECTION GUARANTEED FOR 27 YEARS (1))
             ANNUAL PREMIUM FOR SELECT UNDERWRITING RISK: $1,014.00 (2)
                  DIVIDENDS USED TO PURCHASE PAID-UP ADDITIONS (1)
          ASSUMING 12% HYPOTHETICAL GROSS ANNUAL INVESTMENT RATE OF RETURN


                                              DEATH BENEFIT (3)                          CASH VALUE (3)
                           -----------------------------------------------------------------------------------
               PREMIUMS                              EXTRA LIFE PROTECTION
              ACCUMULATED                     ---------------------------------  CASH      CASH
                  AT         TOTAL    MINIMUM  VARIABLE   VARIABLE               VALUE   VALUE OF    TOTAL
  END OF      5% INTEREST    DEATH     DEATH   INSURANCE   PAID-UP     TERM     OF BASE   PAID-UP    CASH
POLICY YEAR    PER YEAR     BENEFIT   BENEFIT   AMOUNT    ADDITIONS  INSURANCE  POLICY   ADDITIONS   VALUE
--------------------------------------------------------------------------------------------------------------
1             $ 1,065      $100,000  $ 60,000  $     58   $    158   $39,784   $    179  $     41   $   220
2               2,183       100,000    60,000       285        400    39,315        920       107     1,027
3               3,356       100,000    60,000       687        725    38,588      1,734       201     1,935
4               4,589       100,000    60,000     1,269      1,137    37,594      2,625       326     2,951
5               5,883       100,000    60,000     2,044      1,638    36,318      3,633       485     4,118
6               7,242       100,000    60,000     3,019      2,231    34,750      4,738       683     5,421
7               8,669       100,000    60,000     4,201      2,929    32,870      5,947       926     6,873
8              10,167       100,000    60,000     5,599      3,741    30,660      7,271     1,221     8,492
9              11,740       100,000    60,000     7,221      4,683    28,096      8,719     1,577    10,296
10             13,392       100,000    60,000     9,078      5,767    25,155     10,304     2,003    12,307
15             22,975       100,000    60,000    22,282     13,656     4,062     20,770     5,522    26,292
20  (age 55)   35,205       129,657    60,000    43,372     26,285         0     37,090    12,276    49,366
30  (age 65)   70,737       257,373    60,000   120,126     77,247         0    100,283    46,580   146,863

-------------------------

(1) Extra Life Protection is guaranteed to be at least $40,000 for 27 years, so long as all premiums are paid when due, no policy loan is outstanding, all dividends are applied to purchase paid-up additions and no paid-up additions are surrendered for their cash value. Extra Life Protection is the sum of any positive variable insurance amount plus variable paid-up additions plus term insurance.

(2) If premiums were paid monthly, the monthly payments would be $89.10. The death benefit and cash values would not be affected.

(3)  Assumes no policy loan has been made.


DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALE AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATE OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

                   SINGLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                                 MALE ISSUE AGE 35
                                FACE AMOUNT $25,000
               SINGLE PREMIUM FOR SELECT UNDERWRITING RISK: $6,443.25
                    DIVIDENDS USED TO PURCHASE PAID-UP ADDITIONS


                                          0%                          6%                               12%
                                    DEATH BENEFIT*               DEATH BENEFIT*                   DEATH BENEFIT*
                                 ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                PREMIUMS        GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT          GROSS ANNUAL INVESTMENT
              ACCUMULATED           RATE OF RETURN              RATE OF RETURN                   RATE OF RETURN
                  AT       --------------------------------------------------------------------------------------------
  END OF      5% INTEREST    BASE      PAID-UP              BASE     PAID-UP               BASE     PAID-UP
POLICY YEAR    PER YEAR     POLICY    ADDITIONS   TOTAL    POLICY   ADDITIONS   TOTAL     POLICY   ADDITIONS   TOTAL
-----------------------------------------------------------------------------------------------------------------------
1              $ 6,765     $25,000    $   50    $ 25,050   $25,207   $   50    $25,257   $26,654   $    50    $26,704
2                7,104      25,000        92      25,092    25,416      106     25,522    28,417       116     28,533
3                7,459      25,000       126      25,126    25,627      166     25,793    30,297       200     30,497
4                7,832      25,000       152      25,152    25,840      232     26,072    32,302       305     32,607
5                8,223      25,000       170      25,170    26,054      303     26,357    34,440       433     34,873
6                8,635      25,000       181      25,181    26,270      381     26,651    36,720       587     37,307
7                9,066      25,000       185      25,185    26,488      465     26,953    39,151       773     39,924
8                9,520      25,000       183      25,183    26,708      557     27,265    41,743       994     42,737
9                9,996      25,000       176      25,176    26,930      658     27,588    44,507     1,258     45,765
10              10,495      25,000       168      25,168    27,154      769     27,923    47,454     1,571     49,025
15              13,395      25,000       135      25,135    28,299    1,449     29,748    65,398     4,044     69,442
20  (age 55)    17,096      25,000       109      25,109    29,494    2,311     31,805    90,149     8,676     98,825
30  (age 65)    27,847      25,000        72      25,072    32,044    4,854     36,898   171,473    31,962    203,435


                                          0%                          6%                               12%
                                    DEATH BENEFIT*               DEATH BENEFIT*                   DEATH BENEFIT*
                                 ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL            ASSUMING HYPOTHETICAL
                PREMIUMS        GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT          GROSS ANNUAL INVESTMENT
              ACCUMULATED           RATE OF RETURN              RATE OF RETURN                   RATE OF RETURN
                  AT       --------------------------------------------------------------------------------------------
  END OF      5% INTEREST    BASE      PAID-UP              BASE     PAID-UP               BASE     PAID-UP
POLICY YEAR    PER YEAR     POLICY    ADDITIONS   TOTAL    POLICY   ADDITIONS   TOTAL     POLICY   ADDITIONS    TOTAL
-----------------------------------------------------------------------------------------------------------------------
1              $ 6,765     $ 5,667    $   13    $ 5,680    $ 6,043   $    13   $ 6,056   $ 6,420   $    13    $  6,433
2                7,104       5,596        24      5,620      6,357        28     6,385     7,164        31       7,195
3                7,459       5,529        35      5,564      6,686        46     6,732     7,984        55       8,039
4                7,832       5,468        43      5,511      7,030        66     7,096     8,886        87       8,973
5                8,223       5,412        50      5,462      7,389        89     7,478     9,877       128      10,005
6                8,635       5,362        55      5,417      7,765       116     7,881    10,965       179      11,144
7                9,066       5,317        58      5,375      8,156       147     8,303    12,160       244      12,404
8                9,520       5,279        59      5,338      8,565       181     8,746    13,472       324      13,796
9                9,996       5,247        59      5,306      8,991       221     9,212    14,911       423      15,334
10              10,495       5,223        58      5,281      9,435       267     9,702    16,489       545      17,034
15              13,395       4,712        54      4,766     11,444       585    12,029    26,446     1,635      28,081
20  (age 55)    17,096       4,218        50      4,268     13,774     1,079    14,853    42,103     4,052      46,155
30  (age 65)    27,847       3,269        43      3,312     19,322     2,927    22,249   103,399    19,273     122,672

-----------------------

*    Assumes no policy loan has been made.


DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALE AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND THE DIFFERENT RATES OF RETURN OF THE FUND PORTFOLIOS. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.


More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.


To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-800-519-4665. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


N O R T H W E S T E R N  M U T U A L  L I F E

NORTHWESTERN MUTUAL VARIABLE LIFE



NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

NORTHWESTERN MUTUAL SERIES FUND, INC.

RUSSELL INSURANCE FUNDS



P    R    O    S    P    E    C    T    U    S


Investment Company Act File No. 811-3990

NORTHWESTERN
MUTUAL LIFE-Registered Trademark-

PO Box 3095
Milwaukee  WI  53201-3095

Change Service Requested

                                    EXHIBIT INDEX
                             EXHIBITS FILED WITH FORM S-6
                          POST-EFFECTIVE AMENDMENT NO. 21 TO
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                                         FOR
                      NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT



Exhibit Number                          Exhibit Name
--------------                          ------------

Exhibit A(5)(a)                         Amendment to Variable Life and Variable
                                        EOL Policy

Exhibit A(9)(a)                         Form of Participation Agreement Among
                                        Russell Insurance Funds,  Russell Fund
                                        Distributors, Inc. and The Northwestern
                                        Mutual Life Insurance Company

Exhibit A(9)(b)                         Form of Administrative Service Fee
                                        Agreement between The Northwestern
                                        Mutual Life Insurance Company and Frank
                                        Russell Company

Exhibit C(1)                            Consent of PricewaterhouseCoopers LLP

Exhibit C(6)                            Opinion of William C. Koenig, F.S.A.

Exhibit 27                              Financial Data Schedule for period ended
                                        December 31, 1998

The following exhibit was filed in electronic format with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-59103, CIK 0000742277, dated July 15, 1998, and is incorporated herein by reference.

Exhibit A(6)(b)                         Amended By-Laws of The Northwestern
                                        Mutual Life Insurance Company dated
                                        January 28, 1998

                                       PART II


                          CONTENTS OF REGISTRATION STATEMENT

     This amendment to the registration statement comprises the following papers and documents:

          The facing sheet

          The cross-reference sheet

          The prospectus consisting of 48 pages

          The undertaking with respect to fees and charges

          The signatures

          Written consents of the following persons:

               PricewaterhouseCoopers LLP (filed herewith as Exhibit C(1))

               William C. Koenig, F.S.A. (included in his opinion filed herewith as Exhibit C(6))

          The following exhibits:

               Exhibit A(5)(a)     Amendment to Variable Life and Variable EOL
                                   Policy

               Exhibit A(9)(a)     Form of Participation Agreement Among Russell
                                   Insurance Funds, Russell Fund Distributors,
                                   Inc. and The Northwestern Mutual Life
                                   Insurance Company

               Exhibit A(9)(b)     Form of Administrative Service Fee Agreement
                                   between The Northwestern Mutual Life
                                   Insurance Company and Frank Russell Company

               Exhibit C(1)        Consent of PricewaterhouseCoopers LLP

               Exhibit C(6)        Opinion of William C. Koenig, F.S.A.

               Exhibit 27 Financial Data Schedule for period ended December 31, 1998

          The following exhibit was filed in electronic format with the Registration Statement on Form S-6 for Northwestern Mutual Variable Life Account, File No. 333-59103, CIK 0000742277, dated July 15, 1998, and is incorporated herein by reference.

               Exhibit A(6)(b)     Amended By-Laws of The Northwestern Mutual
                                   Life Insurance Company dated January 28, 1998

                                    UNDERTAKING


     The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the contracts registered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                                     SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant, Northwestern Mutual Variable Life Account, has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee, and State of Wisconsin, on the 25th day of February, 1999.

                              NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
                              (Registrant)

                              By THE NORTHWESTERN MUTUAL LIFE
                                 INSURANCE COMPANY
                                 (Depositor)


Attest: JOHN M. BREMER                  By:  JAMES D. ERICSON
       -------------------------           --------------------------------
       John M. Bremer, Executive Vice      James D. Ericson, President and
        President, General Counsel           Chief Executive Officer
        and Secretary
                                   By NORTHWESTERN MUTUAL INVESTMENT
                                      SERVICES, LLC
                                      (Depositor)


Attest: MERRILL C. LUNDBERG             By:  RICHARD L. HALL
       -------------------------           --------------------------------
       Merrill C. Lundberg, Secretary      Richard L. Hall,
                                           President and CEO

     Pursuant to the requirements of the Securities Act of 1933, the depositors have duly caused this Amended Registration Statement to be signed on their behalf by the undersigned, thereunto duly authorized, and their seals to be hereunto affixed, all in the City of Milwaukee, and State of Wisconsin, on the 25th day of February, 1999.
                                        THE NORTHWESTERN MUTUAL LIFE
                                        INSURANCE COMPANY  (Depositor)


Attest: JOHN M. BREMER                  By:  JAMES D. ERICSON
       -------------------------           --------------------------------
       John M. Bremer, Executive Vice      James D. Ericson, President and
        President, General Counsel           Chief Executive Officer
        and Secretary
                                        NORTHWESTERN MUTUAL INVESTMENT
                                        SERVICES, LLC  (Depositor)


Attest: MERRILL C. LUNDBERG             By: RICHARD L. HALL
       -------------------------           --------------------------------
       Merrill C. Lundberg, Secretary       Richard L. Hall,
                                            President and CEO

     Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the following persons in the capacities with the depositor and on the dates indicated:

Signature                     Title
---------                     -----

James D. Ericson              Trustee, President and      Dated February
-------------------------     Principal Executive and     25, 1999
James D. Ericson              Financial Officer

GARY E. LONG                  Vice President, Controller
-------------------------     and Principal Accounting
Gary E. Long                  Officer


HAROLD B. SMITH*              Trustee
-------------------------
Harold B. Smith


J. THOMAS LEWIS*              Trustee
-------------------------
J. Thomas Lewis


PATRICIA ALBJERG GRAHAM*      Trustee
-------------------------
Patricia Albjerg Graham


DONALD J. SCHUENKE*           Trustee
-------------------------
Donald J. Schuenke


R. QUINTUS ANDERSON*          Trustee
-------------------------
R. Quintus Anderson


STEPHEN F. KELLER*            Trustee             Dated February
-------------------------                         25, 1999
Stephen F. Keller


PIERRE S. DU PONT*            Trustee
-------------------------
Pierre S. du Pont


J. E. GALLEGOS*               Trustee
-------------------------
J. E. Gallegos


KATHRYN D. WRISTON*           Trustee
-------------------------
Kathryn D. Wriston


BARRY L. WILLIAMS*            Trustee
-------------------------
Barry L. Williams


GORDON T. BEAHAM III*         Trustee
-------------------------
Gordon T. Beaham III


DANIEL F. MCKEITHAN, JR.*     Trustee
-------------------------
Daniel F. McKeithan, Jr.


ROBERT E. CARLSON*            Trustee
-------------------------
Robert E. Carlson

EDWARD E. BARR*               Trustee
-------------------------
Edward E. Barr


ROBERT C. BUCHANAN*           Trustee
-------------------------
Robert C. Buchanan


SHERWOOD H. SMITH, JR.*       Trustee
-------------------------
Sherwood H. Smith, Jr.


H. MASON SIZEMORE, JR.*       Trustee
-------------------------
H. Mason Sizemore, Jr.


JOHN J. STOLLENWERK*          Trustee
-------------------------
John J. Stollenwerk


GEORGE A. DICKERMAN*          Trustee
-------------------------
George A. Dickerman


GUY A. OSBORN*                Trustee             Dated February
-------------------------                         25, 1999
Guy A. Osborn


JOHN E. STEURI*               Trustee
-------------------------
John E. Steuri


STEPHEN N. GRAFF*             Trustee
-------------------------
Stephen N. Graff


BARBARA A. KING*              Trustee
-------------------------
Barbara A. King


TIMOTHY D. PROCTOR*           Trustee
-------------------------
Timorhy D. Proctor



*By: JAMES D. ERICSON
     -----------------------------------
     James D. Ericson, Attorney in fact,
     pursuant to the Power of Attorney
     attached hereto

                                  CONSENT OF ACTUARY


     The Consent of William C. Koenig, F.S.A., is contained in his opinion filed as Exhibit C(6).











                          CONSENT OF INDEPENDENT ACCOUNTANTS



     The Consent of PricewaterhouseCoopers LLP is filed as Exhibit C(1).

                                 POWER OF ATTORNEY


     The undersigned Trustees of THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY hereby constitute and appoint James D. Ericson and Robert E. Carlson, or either of them, their true and lawful attorneys and agents to sign the names of the undersigned Trustees to (1) the registration statement or statements to be filed under the Securities Act of 1933 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto in connection with variable contracts issued or sold by The Northwestern Mutual Life Insurance Company or any separate account credited therein and (2) the Form 10-K Annual Report or Reports of The Northwestern Mutual Life Insurance Company and/or its separate accounts for its or their fiscal year ended December 31, 1998 to be filed under the Securities Exchange Act of 1934 and to any instrument or document filed as part thereof or in connection therewith or in any way related thereto, and any and all amendments thereto. "Variable contracts" as used herein means any contracts providing for benefits or values which may vary according to the investment experience of any separate account maintained by The Northwestern Mutual Life Insurance Company, including variable annuity contracts and variable life insurance policies. Each of the undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents this 22nd day of July, 1998.



                              R. QUINTUS ANDERSON            Trustee
                              ------------------------------
                              R. Quintus Anderson




                              EDWARD E. BARR                 Trustee
                              ------------------------------
                              Edward E. Barr




                              GORDON T. BEAHAM III           Trustee
                              ------------------------------
                              Gordon T. Beaham III




                              ROBERT C. BUCHANAN             Trustee
                              ------------------------------
                              Robert C. Buchanan




                              ROBERT E. CARLSON              Trustee
                              ------------------------------
                              Robert E. Carlson




                              GEORGE A. DICKERMAN            Trustee
                              ------------------------------
                              George A. Dickerman

                              PIERRE S. DU PONT              Trustee
                              ------------------------------
                              Pierre S. du Pont



                              JAMES D. ERICSON               Trustee
                              ------------------------------
                              James D. Ericson



                              J. E. GALLEGOS                 Trustee
                              ------------------------------
                              J. E. Gallegos


                              STEPHEN N. GRAFF               Trustee
                              ------------------------------
                              Stephen N. Graff



                              PATRICIA ALBJERG GRAHAM        Trustee
                              ------------------------------
                              Patricia Albjerg Graham


                              STEPHEN F. KELLER              Trustee
                              ------------------------------
                              Stephen F. Keller


                              BARBARA A. KING                Trustee
                              ------------------------------
                              Barbara A. King


                              J. THOMAS LEWIS                Trustee
                              ------------------------------
                              J. Thomas Lewis


                              DANIEL F. MCKEITHAN, JR.       Trustee
                              ------------------------------
                              Daniel F. McKeithan, Jr.



                              GUY A. OSBORN            Trustee
                              ------------------------------
                              Guy A. Osborn

                              TIMOTHY D. PROCTOR             Trustee
                              ------------------------------
                              Timothy D. Proctor



                              DONALD J. SCHUENKE             Trustee
                              ------------------------------
                              Donald J. Schuenke



                              H. MASON SIZEMORE, JR.         Trustee
                              ------------------------------
                              H. Mason Sizemore, Jr.



                              HAROLD B. SMITH                Trustee
                              ------------------------------
                              Harold B. Smith



                              SHERWOOD H. SMITH, JR.         Trustee
                              ------------------------------
                              Sherwood H. Smith, Jr.



                              JOHN E. STEURI                 Trustee
                              ------------------------------
                              John E. Steuri



                              JOHN J. STOLLENWERK            Trustee
                              ------------------------------
                              John J. Stollenwerk



                              BARRY L. WILLIAMS              Trustee
                              ------------------------------
                              Barry L. Williams



                              KATHRYN D. WRISTON             Trustee
                              ------------------------------
                              Kathryn D. Wriston